 Filed pursuant to Rule 497(b)
 File No. 333-226771
THE HARTFORD MUTUAL FUNDS, INC.,
ON BEHALF OF HARTFORD GLOBAL CAPITAL APPRECIATION FUND
September 17, 2018
Dear Shareholder:
At a meeting held on August 7 – 8, 2018, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., a Maryland corporation (the “Company”), approved an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of the Hartford Global Capital Appreciation Fund (the “Acquired Fund”), a series of the Company, with and into the Hartford International Equity Fund (the “Acquiring Fund” and, collectively, with the Acquired Fund, the “Funds”), another series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur on or about October 29, 2018 (the “Closing Date”), at which time you will receive shares of the Acquiring Fund of the same class and of equivalent dollar value to your shares in the Acquired Fund as of the close of business on the Valuation Date (as defined below).
After carefully considering the merits of the Reorganization, the Board determined that combining the Funds is in the best interests of each Fund. In connection with the Reorganization, you should note the following:
•
The Reorganization is expected to qualify as a tax-free transaction;

•
The value of your investment will not change as a result of the Reorganization;

•
The shareholders of the Acquired Fund are expected to benefit from lower management fees and expenses following the Reorganization; and

•
The Reorganization is also expected to provide shareholders of both Funds with the opportunity to potentially benefit from economies of scale.

The Plan provides for:
•
the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund on the valuation date for the Reorganization;

•
the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and

•
the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

The Reorganization is expected to be completed immediately before the opening of business on or about October 29, 2018 based on the net asset value of each Fund as of the close of regular trading on the New York Stock Exchange on October 26, 2018 (“Valuation Date”), or at such earlier or later date as determined by an officer of the Company. Existing shareholders will be able to purchase additional shares of the Acquired Fund through the close of business on or about October 26, 2018. The Acquired Fund was closed to new investors effective September 14, 2018.
The Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. We do, however, ask that you review the enclosed Combined Information Statement/Prospectus (the “Information Statement/Prospectus”), which contains information about the Acquiring Fund, including its investment objective, strategies, risks, performance, fees and expenses. As of the date of the Reorganization, your investment in the Acquired Fund will automatically be invested in the Acquiring Fund, which has a similar investment objective, principal investment strategies and principal risks, as explained in the attached materials.
Enclosed is an Information Statement/Prospectus, which provides details of the Reorganization. If you have any questions, please call the Funds at 1-888-843-7824.
Sincerely,
James E. Davey
President and Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE INFORMATION STATEMENT/PROSPECTUS
We encourage you to read the enclosed Combined Information Statement/Prospectus (“Information Statement/Prospectus”). However, we thought it would be helpful to provide brief answers to some questions.
General Information About the Reorganization
Q. 1.
Why am I receiving the Information Statement/Prospectus?

A. 1.
The Hartford Global Capital Appreciation Fund (the “Acquired Fund”) is being reorganized with and into the Hartford International Equity Fund (the “Acquiring Fund”) (the “Reorganization”). You are receiving this Information Statement/Prospectus because you were a shareholder of the Acquired Fund as of the close of business on August 31, 2018 (the “Record Date”) and so that we can provide you with details about the Reorganization. The Acquired Fund and the Acquiring Fund are referred to herein as the “Funds.” Each of the Funds is a separate series of The Hartford Mutual Funds, Inc., a Maryland corporation (the “Company”). The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund.” The Information Statement/Prospectus provides the information about the Acquiring Fund that shareholders should know when evaluating the Reorganization. We suggest that you keep the Information Statement/Prospectus for your records and future reference.

Q. 2.
How did the Board of Directors (the “Board”) of the Company reach its decision to approve the Reorganization?

A. 2.
In determining whether to approve the Reorganization, the Board considered, among other things, the potential impact of the Reorganization on each Fund’s shareholders and a variety of related factors, including, among others, (1) the fact that the Funds have similar investment objectives, investment strategies, investment styles and principal risks, but there are some differences; (2) the fact that the Funds have the same portfolio managers, but some of the underlying sleeve managers are different; (3) the terms and conditions of the Agreement and Plan of Reorganization (the “Plan”), including provisions intended to avoid any dilution of shareholder interests; (4) the costs to the Funds of the Reorganization; (5) the fact that the Reorganization is intended to qualify as a tax-free reorganization under federal tax laws; (6) the fact that the contractual management fees of the Acquiring Fund are lower than the contractual management fees of the Acquired Fund; (7) the fact that the pro forma gross and net operating expenses of each share class of the Acquiring Fund after the Reorganization are estimated to be lower than the current gross and net operating expenses of each corresponding share class of the Acquired Fund; (8) the relative performance history of the Funds; (9) the fact that the Reorganization would increase the assets of the Acquiring Fund, which may result in the Acquiring Fund realizing economies of scale with possible beneficial effects on the Acquiring Fund’s expense ratio; and (10) possible alternatives to the Reorganization. The Board also considered that the Reorganization does not require, and would be effected without, a vote of the Acquired Fund’s shareholders. After careful consideration, the Board determined that the Reorganization is in the best interests of each Fund and that the interests of the shareholders of each Fund would not be diluted as a result of the Reorganization.

Q. 3.
Who will bear the costs of the Reorganization?

A. 3.
Hartford Funds Management Company, LLC (“HFMC”), the investment adviser to both Funds, or its affiliates, will bear all costs associated with the Reorganization, other than brokerage-related expenses, including stamp taxes, and other similar transaction costs, which will be borne by the respective Fund, as applicable.

Q. 4.
How will the Reorganization affect me as a Shareholder?

A. 4.
The Reorganization is expected to occur on or about October 29, 2018 (the “Closing Date”), at which time shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. Specifically, shareholders of Class A, Class T, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares, respectively, of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund that are equal in value to their shares in the Acquired

Fund as of the close of business on the New York Stock Exchange on October 26, 2018. The number of shares you receive will depend on the relative net asset value of the Funds’ shares immediately prior to the Reorganization. Thus, although the aggregate net asset value of the shares in your account will be the same, you may receive a greater or lesser number of shares than you currently hold in the Acquired Fund.
Based on assets as of July 13, 2018, it is expected that a portion of the Acquired Fund’s portfolio assets (approximately 75%) will be sold prior to the consummation of the Reorganization, which is expected to result in the Acquired Fund realizing capital gains. Taking into account unrealized short-term and long-term losses and that there are no capital loss carryforwards available to offset realized gains, it is currently estimated that the Acquired Fund will be required to distribute to its shareholders approximately $5,472,541 in short-term capital gains (approximately $0.0994 per share) and $48,531,436 in long-term capital gains (approximately $0.8811 per share) as a result of the repositioning (based on assets as of July 13, 2018). The Acquired Fund already has approximately $38,867,674 in realized short-term capital gains (approximately $0.7057 per share) and approximately $40,283,478 in realized long-term capital gains (approximately $0.7314 per share) as of July 13, 2018, which would also be required to be distributed to the Acquired Fund’s shareholders prior to the Reorganization. However, the actual amount of such distribution could be higher or lower depending on market conditions and on transactions entered into by the Acquired Fund prior to the Closing Date. Shareholders of the Acquired Fund will generally be taxed on any resulting capital gain distributions. It is also estimated that such portfolio repositioning will result in brokerage and other transaction costs, including stamp taxes, of approximately $694,381 or approximately 0.07% (7 basis points) of the Acquired Fund’s net asset value as of July 13, 2018. The preceding are estimates that may change at the time of the Reorganization based on market conditions and other factors.
Q. 5.
Can I exchange or redeem my Acquired Fund shares before the Reorganization takes place?

A. 5.
Yes. You may exchange your Acquired Fund shares, as described in the Acquired Fund’s prospectus, for shares of another Hartford Fund, before the Reorganization takes place. You may also redeem your shares at any time before the Reorganization takes place, as set forth in the Acquired Fund’s prospectus. Such transactions will be treated as normal exchanges or redemptions of shares and may be taxable. The Acquired Fund was closed to new investors effective September 14, 2018. Existing shareholders will be able to purchase shares of the Acquired Fund through the close of business on or about October 26, 2018. No purchases of the Acquired Fund’s shares will be allowed after that time.

General Information About the Funds
Q. 6.
How comparable are the Funds’ investment objectives and investment strategies?

A. 6.
The Funds have similar investment objectives. The Acquired Fund’s investment objective is to seek growth of capital. The Acquiring Fund’s investment objective is to seek long-term capital appreciation.

Each Fund invests in equity securities. Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets in equity securities or equity-related securities, including derivative investments that provide exposure to equity securities. The Acquired Fund seeks its investment objective by normally investing at least 65% of its net assets in common stocks of small, medium and large companies. Although both Funds have different percentage limitations for investing in equity securities, as of June 30, 2018, each Fund had over 95% of its net assets invested in equity securities.
Each Fund invests in international/global securities, including securities denominated in foreign currencies. Each Fund may invest without limitation in equity securities of foreign issuers located anywhere in the world and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Under normal circumstances, at least 40% (and normally not less than 30%) of the Acquired Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States. The Acquiring Fund seeks to achieve its investment objective by investing at least 65% of its net assets in foreign equity securities. The Acquiring Fund seeks to outperform the MSCI All Country World ex USA Index. The Acquiring Fund diversifies its investments among a broad range of companies in a number of different countries throughout the world, with no limit on the amount of assets that may be invested in each country. As of June 30, 2018, the Acquired Fund had approximately 44% of its net assets in foreign securities and the Acquiring Fund had approximately 94% of its net assets in foreign securities.
Each Fund seeks its investment objective by employing a multiple sleeve structure, which means the Fund has several components that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), manages using different investment styles. Together the strategies represent a wide range of investment philosophies, companies, industries and market capitalizations. With respect to each Fund, Wellington Management also may allocate a portion of the Fund’s assets in securities that Wellington Management believes may complement the risk factor biases of the other sleeves (“Risk Managed Sleeve”) and selects such securities using systematic screening methodologies. Wellington Management uses the same approach for both Funds, but typically allocates a greater portion of the Acquiring Fund’s assets to this strategy. As of June 30, 2018, the Acquired Fund had approximately 10% of its net assets in the Risk Managed Sleeve and the Acquiring Fund had approximately 24% of its net assets in the Risk Managed Sleeve.
For more information regarding each Fund’s investment strategies, please see the section entitled “Comparison of the Investment Objectives, Principal Investment Strategies and Fundamental Investment Restrictions” in the Information Statement/Prospectus.
Q. 7.
How comparable are the Funds’ principal risks?

A. 7.
The Funds have the same principal risks, except that the Acquiring Fund is also subject to Regional/Country Focus Risk and Quantitative Investing Risk. The principal risks of investing in each Fund are identified in the section entitled “COMPARISON OF THE PRINCIPAL RISKS” in the Information Statement/Prospectus.

Q. 8.
Who are the Adviser and Sub-Adviser of the Acquiring Fund?

A. 8.
The investment adviser of the Acquiring Fund, HFMC, is also the investment adviser of the Acquired Fund. The Acquiring Fund’s sub-adviser, Wellington Management, is also the sub-adviser of the Acquired Fund. HFMC and Wellington Management will continue to serve as the Acquiring Fund’s investment adviser and sub-adviser, respectively, after the closing of the Reorganization.

Q. 9.
Will the Plan result in different expenses for shareholders of the Acquired Fund?

A. 9.
Yes. The Acquiring Fund has different expenses than the Acquired Fund. It is anticipated that, immediately following the Reorganization, shareholders of the Combined Fund will incur lower actual management fees (i.e. the management fee rate payable calculated based on a fund’s asset level) than the shareholders of the Acquired Fund immediately prior to the Reorganization. The net expense ratios of the Combined Fund immediately after the Reorganization are expected to be lower than the corresponding expense ratios of the Acquired Fund immediately prior to the Reorganization. For more information on fees and expenses, see the section entitled “COMPARISON OF FEES AND EXPENSES OF THE ACQUIRED FUND AND THE ACQUIRING FUND” in the Information Statement/Prospectus.

Q. 10.
Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption/exchange fees in connection with the Reorganization?

A. 10.
No. You will not have to pay any front-end sales charges, contingent deferred sales charges (“CDSCs”) or redemption/exchange fees in connection with the Reorganization.

Q. 11.
How do the share purchase, redemption and exchange procedures of the Acquiring Fund compare to those of the Acquired Fund?

A. 11.
Although certain classes of the Acquiring Fund are currently closed to certain new investors, after the closing of the Reorganization you will be able to continue to purchase, redeem and exchange shares of the Acquiring Fund in the same manner as you could with respect to the Acquired Fund.

Q. 12.
Will the Reorganization be considered a taxable event for federal income tax purposes?

A. 12.
It is anticipated that the Reorganization will qualify for federal income tax purposes as a tax-free reorganization. Accordingly, neither the Acquired Fund, the Acquiring Fund, nor the shareholders of the Funds are expected to recognize any gain or loss for federal income tax purposes from the transactions described in the Plan. The Acquired Fund is expected to sell certain assets in anticipation of the Reorganization. Sales of the Acquired Fund’s assets are expected to result in taxable gains to the Fund’s shareholders, as well as increased transaction costs regardless of the fact that the Reorganization itself is expected to be tax free.

Important additional information about the Reorganization is set forth in the accompanying Information Statement/Prospectus. Please read it carefully.

COMBINED INFORMATION STATEMENT/PROSPECTUS

September 17, 2018
The Hartford Mutual Funds, Inc.
690 Lee Road
Wayne, Pennsylvania 19087
(610) 386-4068

We Are Not Asking You for a Proxy and You Should Not Send Us a Proxy
This Combined Information Statement/Prospectus (“Information Statement/Prospectus”) is being furnished to shareholders of Hartford Global Capital Appreciation Fund (the “Acquired Fund”) in connection with an Agreement and Plan of Reorganization (the “Plan”) that has been approved by the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”).
The Plan provides for the following: (1) the transfer of all of the assets of the Acquired Fund to the Hartford International Equity Fund (the “Acquiring Fund”), a separate series of the Company, in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund on the valuation date for the Reorganization; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund (the “Reorganization”). The Acquired Fund and the Acquiring Fund are referred to herein as the “Funds.” The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund.”
The Board believes that the Reorganization is in the best interests of the Funds, and that the interests of the shareholders will not be diluted as a result of the Reorganization. For federal income tax purposes, the Reorganization is structured as a tax-free transaction for the Acquired Fund and its shareholders. However, this tax treatment does not extend to transactions that occur prior to or after the Reorganization.
The Funds are series of the Company, a Maryland corporation, registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company.
This Information Statement/Prospectus, which you should read carefully and retain for future reference, concisely presents the information that you should know about the Acquiring Fund, the Acquired Fund and the Reorganization. It is both an information statement for the Acquired Fund and a prospectus for the Acquiring Fund. A Statement of Additional Information (“SAI”) dated September 17, 2018 relating to this Information Statement/Prospectus and the Reorganization has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Information Statement/Prospectus. Additional information is contained in the documents described below, all of which have been filed with the SEC.
Documents:	How to Obtain a Copy:
• Hartford International Equity Fund Summary Prospectus dated March 1, 2018, as may be amended, supplemented or restated	This summary prospectus is being mailed with the Information Statement/Prospectus. This document is incorporated by reference into (and therefore legally part of) this Information Statement/Prospectus.

Documents:	How to Obtain a Copy:

•
The Funds’ prospectus dated March 1, 2018, as may be amended, supplemented or restated (File Nos. 333-02381 and 811-07589 (Acquired Fund and Acquiring Fund)) (the “Prospectus”)

•
Combined Statement of Additional Information of The Hartford Mutual Funds, Inc. (the “Company”) and The Hartford Mutual Funds II, Inc. dated March 1, 2018, as may be amended, supplemented or restated (File Nos. 333-02381 and 811-07589 (Acquired Fund and Acquiring Fund)) (the “SAI”)

These documents are available, without charge, on the Funds’ website at www.hartfordfunds.com/prospectuses.html, by calling 1-888-843-7824, or by writing to the Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.
Each of these documents is incorporated by reference into this Information Statement/Prospectus (meaning that they are legally considered to be part of this Information Statement/Prospectus) only insofar as they related to the Funds. No other parts of such documents are incorporated by reference herein.

•
The Funds’ annual report dated October 31, 2017 (File No. 811-07589 (Acquired Fund and Acquiring Fund))

•
The Funds’ semi-annual report dated April 30, 2018 (File No. 811-07589 (Acquired Fund and Acquiring Fund))

These documents are available, without charge, on the Funds’ website at www.hartfordfunds.com/prospectuses.html, by calling 1-888-843-7824, or by writing to the Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.
You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.
The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, information statements, reports, and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the SEC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The SEC maintains an Internet website (at http://www.sec.gov) which contains other information about the Funds.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED BY REFERENCE. IF ANY PERSON PROVIDES ANY OTHER REPRESENTATION OR INFORMATION, YOU SHOULD NOT RELY ON THOSE OTHER REPRESENTATIONS OR INFORMATION SINCE NEITHER FUND HAS AUTHORIZED THOSE REPRESENTATIONS.
THE SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
PLEASE NOTE THAT INVESTMENTS IN THE FUNDS ARE NOT BANK DEPOSITS, ARE NOT FEDERALLY INSURED, ARE NOT GUARANTEED BY ANY BANK OR GOVERNMENT AGENCY AND MAY LOSE VALUE. THERE IS NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVES.

i

SYNOPSIS
You should read this entire Combined Information Statement/Prospectus (the “Information Statement/Prospectus”) carefully as well as the summary prospectus for the Hartford International Equity Fund (“Acquiring Fund”), which is enclosed. For additional information, you should consult the Funds’ Prospectus dated March 1, 2018, as may be amended, supplemented or restated (the “Prospectus”); the Combined Statement of Additional Information of The Hartford Mutual Funds, Inc. (the “Company”) and The Hartford Mutual Funds II, Inc. dated March 1, 2018, as may be amended, supplemented or restated (the “SAI”); and the Agreement and Plan of Reorganization (the “Plan”). A form of the Plan is attached hereto as APPENDIX A.
The Reorganization
At a meeting held on August 7 – 8, 2018, the Board of Directors (the “Board”) of the Company reviewed a proposal from Hartford Funds Management Company, LLC (“HFMC”) regarding the future of the Hartford Global Capital Appreciation Fund (the “Acquired Fund”), given, among other reasons, HFMC’s belief that the Acquired Fund would not be likely to experience meaningful future net inflows or growth in assets. Although the Acquired Fund is larger than the Acquiring Fund, the Acquired Fund has not experienced a growth in assets in recent years. HFMC believes that the Acquiring Fund’s investment strategy with a focus on international securities has more potential for future growth as compared to the Acquired Fund’s globally-oriented investment mandate. For the reasons set forth herein, the Board approved the Plan that provides for the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur on or about October 29, 2018 (the “Closing Date”), at which time you will receive shares of the Acquiring Fund of the same class and of equal value to your shares in the Acquired Fund as of the close of business on the Valuation Date (as defined below).
The Plan provides for:
•
the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund on the valuation date for the Reorganization;

•
the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and

•
the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

The Reorganization is expected to be completed immediately before the opening of business on the Closing Date (the “Closing Time”) based on the net asset value of each Fund’s shares as of the close of business on the New York Stock Exchange on October 26, 2018 (the “Valuation Date”) and after the declaration of any dividends on or prior to the Valuation Date. The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund.” The Acquired Fund was closed to new investors effective September 14, 2018. Existing shareholders will be able to purchase shares of the Acquired Fund through the close of business on or about October 26, 2018. No purchases of the Acquired Fund’s shares will be allowed after that time.
Each shareholder will hold, immediately after the Closing Time, shares of the same class of the Acquiring Fund having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Fund held by that shareholder as of the close of business on the Valuation Date. The Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. As of the date of the Reorganization, your investment in the Acquired Fund will automatically be invested in the Acquiring Fund, which has a similar investment objective, principal investment strategies and principal risks, but there are some differences, which are explained below.
The Plan provides for the reorganization of the Acquired Fund with and into the Acquiring Fund in exchange for Class A, Class T, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares issued by the Acquiring Fund. The net asset value of the Class A, Class T, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares, respectively, issued by the Acquiring Fund in connection with the Reorganization will be equal at the time of the Reorganization to the net asset value of the Class A, Class T, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares, respectively, of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will cease to be a shareholder of that Fund and will instead become a shareholder of the Acquiring Fund and will own that number of full and fractional Class A, Class T, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares of the Acquiring Fund that have an aggregate net asset value at the time of the Reorganization equal to the aggregate net asset value of the Class A, Class T, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares, respectively, of the Acquired Fund that were held by that shareholder at the Valuation Date.
The Acquired Fund and the Acquiring Fund anticipate receiving a tax opinion from Dechert LLP to the effect that, based on certain facts, assumptions and representations, the Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, in general, no gain or loss is expected to be recognized for federal income tax purposes by the Acquired Fund or its shareholders as a result of the Reorganization. The Acquired Fund is expected to sell certain assets in anticipation of the Reorganization. Sales of the Acquired Fund’s assets are expected to result in taxable gains to the Fund’s shareholders, as well as increased transaction costs regardless of the fact that the Reorganization itself is expected to be tax free. Additional information about the federal income tax consequences of the Reorganization is included under “Information About the Reorganization — Tax Considerations.”
Comparison of the Investment Objectives, Principal Investment Strategies and Fundamental Investment Restrictions
The investment objective and principal investment strategies of each Fund are similar. Each Fund’s investment objective may be changed by the Board without approval of the shareholders of the Fund.
There are, however, differences in each Fund’s principal investment strategies that you should consider.
•
The Acquired Fund invests at least 40% (and normally not less than 30%) of its net assets in foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States. In comparison, the Acquiring Fund invests at least 65% of its net assets in foreign equity securities.

•
The Acquired Fund seeks its investment objective by normally investing at least 65% of its net assets in common stocks of small, medium and large companies. The Acquiring Fund invests at least 80% of its assets in equity securities or equity-related securities, including derivative investments that provide exposure to equity securities (“80% Policy”). The 80% Policy is a non-fundamental policy that may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders. In contrast, the Acquired Fund is not required to adopt a similar policy because it does not have “equity” in its name.

•
With respect to each Fund, Wellington Management also may allocate a portion of the Fund’s assets in securities that Wellington Management believes may complement the risk factor biases of the other sleeves (“Risk Managed Sleeve”) and selects such securities using systematic screening methodologies. Wellington Management uses the same approach for both Funds, but typically allocates a greater portion of the Acquiring Fund’s assets to this strategy. The Acquiring Fund is subject to Quantitative Investing Risk as a principal risk due to its typically greater allocation of its assets to this strategy.

Each Fund has adopted identical fundamental investment restrictions.

The following comparisons summarize the investment objectives and principal investment strategies of each Fund.
	Acquired Fund	Acquiring Fund
Investment Objective	The Fund seeks growth of capital.	The Fund seeks long-term capital appreciation.
Principal Investment Strategies
The Fund seeks its investment objective by normally investing at least 65% of its net assets in common stocks of small, medium and large companies. The Fund may also invest without limitation in equity securities of foreign issuers located anywhere in the world and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The Fund may trade securities actively. Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.
The Fund seeks its investment objective by employing a multiple sleeve structure, which means the Fund has several components that are managed separately using different investment styles. Each component sleeve has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale. The sub-adviser, Wellington Management Company LLP (“Wellington Management”), does not allocate a set percentage to any specific sleeve but instead seeks a flexible and diversified Fund profile. Together the investment strategies represent a wide range of investment philosophies, companies, industries and market capitalizations.
As the Closing Date approaches, the Acquired Fund anticipates engaging in transition management techniques in connection with the

The Fund seeks to achieve its investment objective by investing at least 65% of its net assets in foreign equity securities. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities or equity-related securities, including derivative investments that provide exposure to equity securities. The Fund seeks to outperform the MSCI All Country World ex USA Index. The Fund diversifies its investments among a broad range of companies in a number of different countries throughout the world, with no limit on the amount of assets that may be invested in each country. Securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The Fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The Fund may invest in companies of any market capitalization, and may trade securities actively.
The Fund seeks its investment objective by employing a multiple sleeve structure, which means the Fund has several components that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), manages using different investment styles. Each component sleeve has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale. Each of these sleeves is managed independently of each other. Wellington Management also may allocate a portion of the Fund’s assets in securities that Wellington Management believes may complement the risk factor biases of the other sleeves (“Risk Managed Sleeve”) and selects such securities using systematic screening methodologies. Wellington Management does not allocate a set percentage to any specific sleeve but instead seeks a flexible and diversified Fund profile. Together the strategies represent a wide range of investment philosophies,

	Acquired Fund	Acquiring Fund
Reorganization. During this time, the Acquired Fund may not pursue its investment objective and principal investment strategies.
companies, industries, and market capitalizations.
Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.

Additional Investment Strategies
Wellington Management chooses certain equity securities in which the Fund invests using what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. As part of its fundamental analysis, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
Wellington Management may also allocate a portion of the Fund’s assets in securities that it believes may complement the risk factor biases of the other sleeves (“Risk Managed Sleeve”). In selecting securities for the Risk Managed Sleeve, Wellington Management uses systematic screening methodologies to select equity securities based on their characteristics, which may include but are not limited to their volatility, quality, value, growth, and momentum risk factor characteristics. In pursuit of its principal investment strategy, the Fund may also: invest in private placements; invest in depositary receipts; and use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and

Wellington Management chooses certain equity securities in which the Fund invests using what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. As part of its fundamental analysis, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
Wellington Management also employs systematic screening methodologies to select equity securities based on factors that include, but are not limited, to their volatility, quality, value, growth, and momentum risk factor characteristics.
In pursuit of its principal investment strategy, the Fund may also invest in private placements and may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, forward currency contracts, futures, options and similar derivatives instruments or combinations thereof. The Fund may also

Acquired Fund	Acquiring Fund

over-the-countertraded transactions including, but not limited to, forward currency contracts, futures, options and similar derivative instruments or combinations thereof. The Fund may also invest in other investment companies, exchange traded notes (ETNs) and restricted securities.
The Fund’s investments in derivative securities, exchange traded funds (ETFs), and ETNs will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the criteria set forth in the Fund’s principal investment strategy.
Emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) the Fund’s benchmark index provider designates as emerging. Unless stated otherwise in the Fund’s principal investment strategy, investments are deemed to be “emerging” (a) if an issuer’s domicile or location of headquarters is in an emerging market; or (b) it is an emerging market currency.
The Fund may invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions. In addition, the Fund may invest some of its assets in these instruments to maintain liquidity or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that the Fund will achieve its investment objective and it may lose the benefit of market upswings.
The Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1∕3%) of the value of its total assets.

invest in other investment companies, exchange traded notes (ETNs) and restricted securities.
The Fund’s investments in derivative securities, exchange traded funds (ETFs), and ETNs will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the criteria set forth in the Fund’s principal investment strategy.
Emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) the Fund’s benchmark index provider designates as emerging. Unless stated otherwise in the Fund’s principal investment strategy, investments are deemed to be “emerging” (a) if an issuer’s domicile or location of headquarters is in an emerging market; or (b) it is an emerging market currency.
The Fund may invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions. In addition, the Fund may invest some of its assets in these instruments to maintain liquidity or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that the Fund will achieve its investment objective and it may lose the benefit of market upswings.
The Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1∕3%) of the value of its total assets.

The Funds have the same principal risks, except that the Acquiring Fund is also subject to Regional/Country Focus Risk and Quantitative Investing Risk. The principal risks of investing in each Fund are identified in the “COMPARISON OF PRINCIPAL RISKS” section below.
Comparison of Fund Classes and Distribution Arrangements
Each Fund offers the same classes of shares, except that the Acquiring Fund also offers Class R6 shares. Class R6 shares are not involved in the Reorganization. Shareholders of Class A, Class T, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares, respectively, of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund, which will have substantially identical legal characteristics as the corresponding shares of the Acquired Fund with respect to such matters as voting rights, accessibility, conversion rights, and transferability. Each Fund is organized as a series of a Maryland corporation. There are no material differences between the rights of shareholders of a class of shares of the Acquiring Fund and shareholders of a corresponding class of the Acquired Fund. The following chart summarizes the different features of each share class of each Fund.
	Front End Sales Charge	Deferred Sales Charge (Load)	Distribution and Service (12b-1) Fees(1)	Administrative Services Fee(1)
Class A	Class A shares are offered with a front-end sales charge ranging from 5.50% to 0.00% of the Fund’s offering price, depending on the amount invested.	Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold.	0.25%	None
Class T(2)	Class T shares have front-end sales charges ranging from 2.50% to 0.00% of the Fund’s offering price, depending on the amount invested.	None	0.25%	None
Class C(3)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class R3	None	None	0.50%	0.20%(6)
Class R4	None	None	0.25%	0.15%(6)
Class R5	None	None	None	0.10%(6)
Class R6(4),(5)	None	None	None	None
Class Y	None	None	None	None
Class F(4)	None	None	None	None
(1)
As a percentage of the Fund’s average net assets.

(2)
Class T shares are not currently available for purchase and not currently sold in any State or to residents of any State, including Oklahoma and residents of Oklahoma.

(3)
Effective October 1, 2018, automatic conversion of Class C shares to Class A shares after ten years, thus reducing future annual expenses (certain exclusions may apply)

(4)
You may be required to pay a commission to your financial intermediary when buying or selling Class R6 or Class F shares.

(5)
Class R6 shares are not involved in the Reorganization.

(6)
Effective November 1, 2018, the administrative service fees of 0.20% (Class R3), 0.15% (Class R4) and 0.10% (Class R5) will be reclassified as sub-transfer agency fees, a component of the overall transfer agency fee.

Comparison of Buying, Selling, and Exchanging Shares
Although certain classes of the Acquiring Fund are currently closed to certain new investors, after the closing of the Reorganization you will be able to continue to purchase, redeem and exchange shares of the Acquiring Fund in the same manner as you could with respect to the Acquired Fund. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class T*	$2,000	$50
Class R3, Class R4, Class R5 and Class R6**	No minimum initial investment	None
Class Y	$250,000 This requirement may be waived for certain investors as set forth in the section entitled “Classes of Shares — Investor Requirements” in the Funds’ statutory prospectus.	None
Class F	Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled “Classes of Shares — Investor Requirements” in the Funds’ statutory prospectus.	None
*
Class T shares are not currently available for purchase and not currently sold in any State or to residents of any State, including Oklahoma and residents of Oklahoma.

**
Class R6 shares are not involved in the Reorganization.

For more information, please see the “How To Buy And Sell Shares” section of the Funds’ Prospectus. You may sell your shares of each Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
Comparison of Fund Distributions
Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income of each Fund are normally declared and paid annually. Notwithstanding the foregoing, the Company’s Board has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each Fund reserves the right to change its dividend distribution policy at the discretion of its Board. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.

COMPARISON OF THE PRINCIPAL RISKS
The table below compares the principal risks of each Fund. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that a Fund will achieve its investment objective.
Principal Risks	Acquired Fund	Acquiring Fund
Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.	Yes	Yes
Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.	Yes	Yes
Emerging Markets Risk — The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.	Yes	Yes
Currency Risk — The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.	Yes	Yes
Equity Risk — The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.	Yes	Yes

Principal Risks	Acquired Fund	Acquiring Fund
Mid Cap and Small Cap Securities Risk — Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.	Yes	Yes
Investment Strategy Risk — The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.	Yes	Yes
Asset Allocation Risk — The risk that if the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.	Yes	Yes
Securities Lending Risk — The Fund may seek to earn additional income by engaging in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.	Yes	Yes
Active Trading Risk — Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.	Yes	Yes
Regional/Country Focus Risk — To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory and other risks. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.	No	Yes
Quantitative Investing Risk — The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.	No	Yes
REASONS FOR THE REORGANIZATION
The Reorganization is being proposed to address the Acquired Fund’s lack of growth in assets in recent years. The Reorganization may provide the Acquired Fund shareholders the opportunity to benefit from the increased assets resulting from combining the Funds, which may contribute to lowering annual fund operating expenses of the Acquiring Fund over time. HFMC, the investment adviser for both the Acquired Fund and the Acquiring Fund, or its affiliates will bear all costs associated with the Reorganization, other than brokerage-related expenses, stamp taxes, and other similar transaction costs, which will be borne by the respective Fund, as applicable.

Board Considerations and Benefits of the Reorganization
The Reorganization was presented to the Board of the Company for consideration and approval at a meeting held on August 7 – 8, 2018. In advance of the meeting, the Board requested and received detailed information regarding the Reorganization. After reviewing and evaluating this information, including the factors summarized below and other information in this Information Statement/Prospectus, the Board, including all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Directors”) of the Company, unanimously approved the Reorganization. In approving the Reorganization, the Board, including all of the Independent Directors, determined that the interests of the shareholders of each Fund would not be diluted as a result of the Reorganization, and that the Reorganization was in the best interests of each Fund. The determinations were made on the basis of each Director’s judgment after consideration of all of the factors taken as a whole, though individual Directors may have attributed different weights to various factors. In reviewing the Reorganization, the Board was assisted by counsel for the Funds, and the Independent Directors were also separately assisted by independent legal counsel.
The Company’s Board considered all factors deemed pertinent in its business judgment, including the following:
•
The Reorganization would provide an opportunity for shareholders to benefit from potential economies of scale that may be realized by combining the Funds’ assets in the Reorganization.

•
The Acquired Fund and the Acquiring Fund have similar investment objectives. The Acquired Fund’s investment objective is to seek growth of capital, while the Acquiring Fund’s investment objective is to seek long-term capital appreciation. The Acquired Fund and the Acquiring Fund have the same fundamental investment policies.

•
The Acquired Fund and the Acquiring Fund have similar principal investment strategies, investment styles and principal risks, but there are some differences. HFMC believes that the main similarity between the Funds, which is that both Funds are equity funds that invest in international/global stocks, outweighs the differences.

•
The performance of both Funds relative to each other, their benchmarks and their peers, including that the Acquired Fund had better short-term performance than the Acquiring Fund as of June 30, 2018, but the Acquiring Fund had generated higher performance than the Acquired Fund for the calendar years ended 2015, 2016, and 2017. The Acquiring Fund had provided better-benchmark relative returns for the 1-, 3- and 5-year periods and better peer-relative returns for the 3- and 5-year periods ending June 30, 2018. The Acquired Fund’s investment mandate was broadened in 2014 to be more globally-oriented.

•
The Acquiring Fund will be the accounting survivor of the Reorganization for performance purposes.

•
The Acquiring Fund’s management fee schedule provides for lower fee rates at all asset levels than the Acquired Fund. The Reorganization is expected to result in lower gross and net operating expenses for shareholders of each class of the Acquired Fund. The contractual operating expense caps for each share class of the Acquiring Fund will remain in effect until October 31, 2019, unless the Board approves their earlier termination.

•
The Acquired Fund and the Acquiring Fund have the same investment adviser, HFMC, and sub-adviser, Wellington Management, with the same portfolio managers, but some of the underlying sleeve managers are different. HFMC will continue to oversee the investment program of the Acquiring Fund and the performance of Wellington Management after consummation of the Reorganization. The Reorganization is not expected to result in diminution in the level or quality of services that the Acquired Fund shareholders currently receive.

•
The share purchase and redemption provisions for the Acquired Fund and the Acquiring Fund are the same.

•
The terms and conditions of the Plan. See “INFORMATION ABOUT THE REORGANIZATION — The Plan.”

•
The Reorganization will not dilute the interests of the shareholders of the Funds because the Acquired Fund shareholders will receive shares of the Acquiring Fund with the same aggregate net asset value as their Acquired Fund shares at the time of the Reorganization.

•
The Acquired Fund and the Acquiring Fund anticipate that the Reorganization will be considered a tax-free reorganization within the meaning of Section 368(a)(1) of the Code. As such, shareholders of the Acquired Fund and the Acquiring Fund are not expected to recognize gain or loss as a result of the Reorganization. See “Information About the Reorganization — Tax Considerations.”

•
HFMC or its affiliates will bear all costs associated with the Reorganization other than brokerage-related expenses, stamp taxes and other similar transaction costs, which will be borne by the respective Fund, as applicable.

•
The Board considered that the Acquired Fund would be repositioned in connection with the Reorganization and the costs associated with the repositioning, including brokerage commissions, stamp taxes, as well as the estimated amounts of capital gains to be distributed to shareholders. The Board recognized that there would be separate costs to invest any cash in the Acquiring Fund after the Reorganization.

•
The Acquired Fund is the larger fund (approximately $1.03 billion in assets versus approximately $227 million in assets for the Acquiring Fund, as of June 30, 2018). HFMC believes that the Acquiring Fund’s investment strategies with a focus on international securities have more potential for future growth than the Acquired Fund’s globally-oriented investment mandate.

•
The share class structure of the Acquired Fund is identical to that of the Acquiring Fund, except that the Acquiring Fund also offers Class R6 shares and certain share classes of the Acquiring Fund are closed to new investors, subject to certain exceptions.

•
The Reorganization does not require shareholder approval.

•
HFMC’s belief that the Reorganization provides a better resolution for the Acquired Fund than other options, such as liquidating the Acquired Fund or keeping the Acquired Fund as a stand-alone fund.

•
Shareholders of the Acquired Fund will have the opportunity to exchange their Acquired Fund shares for shares of another Hartford Fund before the Reorganization takes place and without incurring a sales charge, if they do not wish to participate in the Reorganization and become shareholders of the Acquiring Fund.

•
The Reorganization may result in some potential benefits to HFMC and its affiliates, including cost savings, resulting from managing one Combined Fund rather than two separate Funds because the fixed costs involved with operating the Combined Fund will be spread across a larger asset base following the Reorganization. As a result, HFMC may benefit from reimbursing less expenses for the Acquiring Fund under the contractual expense reimbursement arrangement after the closing of the Reorganization.

Comparison Of Fees And Expenses of the Acquired Fund and
the Acquiring Fund
Fees and Expenses
The fees and expenses of each Fund and estimated pro forma fees and expenses after giving effect to the Reorganization are shown in the table below based on the fees and expenses of the Funds for the twelve months ended April 30, 2018; except as noted in the footnotes to the tables below. The fees and expenses of each Fund disclosed below may differ from the fees and expenses disclosed in the Fund’s summary prospectus, which reflects the fees and expenses of the Fund for the twelve months ended October 31, 2017, except certain expenses that were estimated or restated as noted in the Fund’s summary prospectus. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the Reorganization as of April 30, 2018. Pro forma numbers are estimated in good faith and are hypothetical. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section of the Funds’ Prospectus and the “Purchase and Redemption of Shares” section of the Funds’ SAI. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the Funds’ Prospectus and in a supplement dated June 25, 2018 to the Funds’ Prospectus based on information provided by the financial intermediaries. The tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the tables and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.
Shareholder Fees (fees paid directly from your investment)
	Global Capital Appreciation Fund (Acquired Fund)				International Equity Fund (Acquiring Fund)				International Equity Fund (Acquiring Fund) Pro Forma(1)
Share Classes	A	T	C	I, R3, R4, R5, Y and F	A	T	C	I, R3, R4, R5, Y and F	A	T	C	I, R3, R4, R5, Y and F
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	2.50%	None	None	5.50%	2.50%	None	None	5.50%	2.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(2)	None	1.00%	None	None(2)	None	1.00%	None	None(2)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Global Capital Appreciation Fund (Acquired Fund)			International Equity Fund (Acquiring Fund)			International Equity Fund (Acquiring Fund) Pro Forma(1)
Share Classes	A	T	C	A	T	C	A	T	C
Management fees	0.79%	0.79%	0.79%	0.46%(3)	0.46%(3)	0.46%(3)	0.46%(3)	0.46%(3)	0.46%(3)
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	0.25%	0.25%	1.00%	0.25%	0.25%	1.00%
Total other expenses(4)	0.25%	0.25%	0.20%	0.69%	0.69%	0.69%	0.24%	0.24%	0.21%
Administrative services fee	None	None	None	None	None	None	None	None	None
Other expenses	0.25%	0.25%	0.20%	0.69%	0.69%	0.69%	0.24%	0.24%	0.21%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(5)	1.30%	1.30%	2.00%	1.41%	1.41%	2.16%	0.96%	0.96%	1.68%
Fee waiver and/or expense reimbursement	0.04%	0.04%	0.00%	0.36%	0.36%	0.36%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.26%(6)	1.26%(6)	2.00%(6)	1.05%(7)	1.05%(7)	1.80%(7)	0.96%(7)	0.96%(7)	1.68%(7)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Global Capital Appreciation Fund (Acquired Fund)			International Equity Fund (Acquiring Fund)			International Equity Fund (Acquiring Fund) Pro-Forma(1)
Share Classes	I	R3	R4	I	R3	R4	I	R3	R4
Management fees	0.79%	0.79%	0.79%	0.46%(3)	0.46%(3)	0.46%(3)	0.46%(3)	0.46%(3)	0.46%(3)
Distribution and service (12b-1) fees	None	0.50%	0.25%	None	0.50%	0.25%	None	0.50%	0.25%
Total other expenses(4)	0.15%	0.29%	0.23%	0.59%	0.71%	0.66%	0.14%	0.28%	0.22%
Administrative services fee	None	0.20%	0.15%	None	0.20%	0.15%	None	0.20%	0.15%
Other expenses	0.15%	0.09%	0.08%	0.59%	0.51%	0.51%	0.14%	0.08%	0.07%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(5)	0.95%	1.59%	1.28%	1.06%	1.68%	1.38%	0.61%	1.25%	0.94%
Fee waiver and/or expense reimbursement	0.00%	0.23%	0.22%	0.31%	0.41%	0.41%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.95%(6)	1.36%(6)	1.06%(6)	0.75%(7)	1.27%(7)	0.97%(7)	0.61%(7)	1.25%(7)	0.94%(7)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Global Capital Appreciation Fund (Acquired Fund)			International Equity Fund (Acquiring Fund)			International Equity Fund (Acquiring Fund) Pro Forma(1)
Share Classes	R5	Y	F	R5	Y	F	R5	Y	F
Management fees	0.79%	0.79%	0.79%	0.46%(3)	0.46%(3)	0.46%(3)	0.46%(3)	0.46%(3)	0.46%(3)
Distribution and service (12b-1) fees	None	None	None	None	None	None	None	None	None
Total other expenses(4)	0.19%	0.12%	0.07%	0.61%	0.50%	0.49%	0.18%	0.08%	0.06%
Administrative services fee	0.10%	None	None	0.10%	None	None	0.10%	None	None
Other expenses	0.09%	0.12%	0.07%	0.51%	0.50%	0.49%	0.08%	0.08%	0.06%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(5)	0.99%	0.92%	0.87%	1.08%	0.97%	0.96%	0.65%	0.55%	0.53%
Fee waiver and/or expense reimbursement	0.03%	0.01%	0.00%	0.41%	0.31%	0.41%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.96%(6)	0.91%(6)	0.87%(6)	0.67%(7)	0.66%(7)	0.55%(7)	0.65%(7)	0.55%(7)	0.53%(7)
(1)
Reflects pro forma amounts following the Reorganization.

(2)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(3)
“Management fees” have been restated to reflect current fees.

(4)
“Total other expenses” for all classes, except Class T, have been restated to reflect current transfer agency fees. “Total other expenses” for Class T shares are based on estimated amounts. Effective November 1, 2018, the administrative service fees of 0.20% (Class R3), 0.15% (Class R4) and 0.10% (Class R5) will be reclassified as sub-transfer agency fees, a component of the overall transfer agency fee. In addition, the new Specified Amount (i.e. the maximum amount of transfer agency fees that can be charged under the current transfer agency agreement) for Classes R3, R4, and R5 will be 0.22%, 0.17%, and 0.17%, respectively, effective November 1, 2018.

(5)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report and semi-annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in the Fund’s annual report and semi-annual report in the financial highlights table for the applicable period also does not reflect the restated “Management fees” with respect to the Acquiring Fund or the restated “Total other expenses.”

(6)
HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.25% (Class A), 1.25% (Class T), 2.00% (Class C), 1.00% (Class I), 1.35% (Class R3), 1.05% (Class R4), 0.95% (Class R5), 0.90% (Class Y) and 0.90% (Class F). This contractual arrangement will remain in effect until February 28, 2019 unless the Company’s Board approves its earlier termination.

(7)
HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.04% (Class A), 1.04% (Class T), 1.79% (Class C), 0.74% (Class I), 1.26% (Class R3), 0.96% (Class R4), 0.66% (Class R5), 0.65% (Class Y) and 0.54% (Class F). This contractual arrangement will remain in effect until October 31, 2019 unless the Company’s Board approves its earlier termination.

Example
The examples below are intended to help you compare the cost of investing in the Funds and in the Acquiring Fund (after the Reorganization) on a pro forma basis. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
	Year 1			Year 3			Year 5			Year 10
Share Classes	A	T	C	A	T	C	A	T	C	A	T	C
Global Capital Appreciation Fund (Acquired Fund)	$671	$375	$303	$936	$648	$627	$1,220	$941	$1,078	$2,028	$1,775	$2,327
International Equity Fund (Acquiring Fund)	$651	$354	$283	$938	$651	$641	$1,246	$968	$1,126	$2,118	$1,868	$2,465
International Equity Fund (Acquiring Fund) Pro Forma(1)	$643	$345	$271	$839	$548	$530	$1,052	$768	$913	$1,663	$1,399	$1,987
	Year 1			Year 3			Year 5			Year 10
Share Classes	I	R3	R4	I	R3	R4	I	R3	R4	I	R3	R4
Global Capital Appreciation Fund (Acquired Fund)	$97	$138	$108	$303	$479	$384	$525	$844	$681	$1,166	$1,870	$1,526
International Equity Fund (Acquiring Fund)	$77	$129	$99	$306	$490	$397	$555	$874	$716	$1,266	$1,953	$1,622
International Equity Fund (Acquiring Fund) Pro Forma(1)	$62	$127	$96	$195	$397	$300	$340	$686	$520	$762	$1,511	$1,155
	Year 1			Year 3			Year 5			Year 10
Share Classes	R5	Y	F	R5	Y	F	R5	Y	F	R5	Y	F
Global Capital Appreciation Fund (Acquired Fund)	$98	$93	$89	$312	$292	$278	$544	$508	$482	$1,210	$1,130	$1,073
International Equity Fund (Acquiring Fund)	$68	$67	$56	$303	$278	$265	$556	$506	$491	$1,280	$1,161	$1,141
International Equity Fund (Acquiring Fund) Pro Forma(1)	$66	$56	$54	$208	$176	$170	$362	$307	$296	$810	$689	$665
(1)
Reflects pro forma amounts following the Reorganization.

You would pay the following expenses if you did not redeem your shares:
	Year 1			Year 3			Year 5			Year 10
Share Classes	A	T	C	A	T	C	A	T	C	A	T	C
Global Capital Appreciation Fund (Acquired Fund)	$671	$375	$203	$936	$648	$627	$1,220	$941	$1,078	$2,028	$1,775	$2,327
International Equity Fund (Acquiring Fund)	$651	$354	$183	$938	$651	$641	$1,246	$968	$1,126	$2,118	$1,868	$2,465
International Equity Fund (Acquiring Fund) Pro Forma(1)	$643	$345	$171	$839	$548	$530	$1,052	$768	$913	$1,663	$1,399	$1,987
	Year 1			Year 3			Year 5			Year 10
Share Classes	I	R3	R4	I	R3	R4	I	R3	R4	I	R3	R4
Global Capital Appreciation Fund (Acquired Fund)	$97	$138	$108	$303	$479	$384	$525	$844	$681	$1,166	$1,870	$1,526
International Equity Fund (Acquiring Fund)	$77	$129	$99	$306	$490	$397	$555	$874	$716	$1,266	$1,953	$1,622
International Equity Fund (Acquiring Fund) Pro Forma(1)	$62	$127	$96	$195	$397	$300	$340	$686	$520	$762	$1,511	$1,155
	Year 1			Year 3			Year 5			Year 10
Share Classes	R5	Y	F	R5	Y	F	R5	Y	F	R5	Y	F
Global Capital Appreciation Fund (Acquired Fund)	$98	$93	$89	$312	$292	$278	$544	$508	$482	$1,210	$1,130	$1,073
International Equity Fund (Acquiring Fund)	$68	$67	$56	$303	$278	$265	$556	$506	$491	$1,280	$1,161	$1,141
International Equity Fund (Acquiring Fund) Pro Forma(1)	$66	$56	$54	$208	$176	$170	$362	$307	$296	$810	$689	$665
(1)
Reflects pro forma amounts following the Reorganization.

Portfolio Turnover
The Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 107% and the portfolio turnover rate for the Acquiring Fund was 133%, in each case of the average value of its respective portfolio.

MANAGEMENT AND PERFORMANCE OF THE FUNDS
The Investment Adviser and Sub-Adviser
The Investment Manager
HFMC is the investment manager to each Fund. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. Excluding affiliated funds of funds, as of June 30, 2018, HFMC and its wholly owned subsidiary, Lattice Strategies LLC, had approximately $117.0 billion in discretionary and non-discretionary assets under management. HFMC is responsible for the management of the Funds and supervises the activities of the investment sub-adviser. HFMC is principally located at 690 Lee Road, Wayne, PA 19087. Each Fund pays HFMC an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of the Fund’s average daily net assets. The Acquiring Fund’s contractual management fee rates are lower than those of the Acquired Fund.
Each Fund pays a monthly management fee to HFMC based on a stated percentage of the Fund’s average daily net asset value as follows:
Acquired Fund*		Acquiring Fund**
AVERAGE DAILY NET ASSETS	ANNUAL RATE	AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.8500%	First $1 billion	0.4600%
Next $500 million	0.7500%	Next $1 billion	0.4500%
Next $4 billion	0.6500%	Next $3 billion	0.4400%
Next $5 billion	0.6300%	Amount Over $5 billion	0.4300%
Amount Over $10 billion	0.6250%
*
Prior to November 1, 2017, the management fee set forth in the investment management agreement with respect to the Acquired Fund was 0.8500% of the first $500 million, 0.7500% of the next $500 million, 0.7000% of the next $4 billion, 0.6800% of the next $5 billion, and 0.6750% in excess of  $10 billion annually of the Fund’s average daily net assets.

**
From July 1, 2017 through February 28, 2018, the management fee set forth in the investment management agreement with respect to the Acquiring Fund was 0.6000% of the first $1 billion, 0.5900% of the next $4 billion and 0.5800% in excess of $5 billion annually of the Fund’s average daily net assets. Prior to July 1, 2017, the management fee set forth in the investment management agreement with respect to the Acquiring Fund was 0.7000% of the first $500 million, 0.6500% of the next $500 million, 0.6400% of the next $1.5 billion, 0.6300% of the next $2.5 billion and 0.6250% in excess of  $5 billion annually of the Fund’s average daily net assets.

For the fiscal year ended October 31, 2017, each Fund paid HFMC the following effective management fee, which is the management fee net of any waivers, as a percentage of average daily net assets:
Fund	Effective Management Fee
Acquired Fund	0.80%
Acquiring Fund	0.66%
HFMC has entered into a sub-advisory agreement with Wellington Management to perform the daily investment of the assets of the Funds. For such services, Wellington Management receives compensation from HFMC, not the Funds. A discussion regarding the basis for the Board’s approval of the investment management and investment sub-advisory agreements of each Fund is available in the annual report to shareholders of each Fund for the fiscal year ended October 31, 2017.
HFMC and the Funds rely on an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”) under which the Funds operate pursuant to a “Manager of Managers” structure. HFMC has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits HFMC, on behalf of a Fund and subject to the approval of the Board of Directors, to hire, and to materially amend any existing or future sub-advisory agreement with, sub-advisers that are not affiliated with HFMC (the “Original Relief”), as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of HFMC or of another company that, indirectly or directly wholly owns HFMC (the “Expanded Relief”), in each case without obtaining approval from the respective Fund’s shareholders. Shareholders of the Acquiring Fund have approved the operation of the Fund under any “manager of managers” structure, including under (i) both the Original Relief and Expanded relief set forth in the Order and/or (ii) any future law, regulation, or exemptive relief provided by the SEC. However, shareholders of the Acquired Fund have approved the operation of the Fund under the “manager of managers” structure only under the Original Relief set forth in the Order. After the Reorganization, the Acquiring Fund intends to continue to rely on (i) both the Original Relief and Expanded relief set forth in the Order and/or (ii) any future law, regulation, or exemptive relief provided by the SEC. Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.
The Investment Sub-Adviser
Wellington Management serves as each Fund’s sub-adviser, and Wellington Management performs the daily investment of the assets of each Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2018, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1,068 billion in assets.
The following individuals have responsibility for the day-to-day management of each Fund:
Kent M. Stahl, CFA, Senior Managing Director and Chief Investment Strategist of Wellington Management, has served as portfolio manager for each Fund since 2010 and is responsible for selecting and overseeing each Fund’s portfolio management and determining how Fund assets are allocated among the team’s members. Mr. Stahl joined Wellington Management as an investment professional in 1998.
Gregg R. Thomas, CFA, Senior Managing Director and Associate Director, Investment Strategy and Risk of Wellington Management, has served as portfolio manager for each Fund since 2013 and with respect to each Fund, is involved in overseeing the allocation of assets among the Fund’s portfolio management teams. Mr. Thomas joined Wellington Management in 2002 and has been an investment professional since 2004.
Mr. Stahl announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management, as of December 31, 2018. Accordingly, he will no longer serve as a portfolio manager to the Acquiring Fund as of December 31, 2018. Mr. Thomas will remain a portfolio manager and Mr. Thomas will continue to select and oversee the Fund’s portfolio management team and determine how Fund assets are allocated among the team’s members after the closing of the Reorganization. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Performance of the Acquired Fund and the Acquiring Fund
The performance information below indicates the risks of investing in each Fund. As of December 31, 2017, Class T shares had not commenced operations and performance is that of the respective Fund’s Class A shares (adjusted to reflect the Class T sales charge). Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the respective Fund’s Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. With respect to the Acquiring Fund, the returns include the Acquiring Fund’s performance when it pursued a modified investment strategy prior to August 13, 2015. With respect to the Acquired Fund, the returns included the Acquired Fund’s performance when it pursued a modified strategy prior to February 28, 2014.
With respect to each Fund, the returns:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the Fund’s operating expenses had not been limited.

With respect to each Fund, the bar charts:
•
Show how the Fund’s total return has varied from year to year

•
Do not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Show the returns of the Fund’s Class A shares. Because the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The table following each Fund’s bar chart shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section following the tables.

The Acquired Fund
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 20.20% (2nd quarter, 2009) Lowest -22.59% (4th quarter, 2008)
The Acquired Fund’s Class A shares’ year-to-date return as of June 30, 2018 was -0.21%.
Average annual total returns for periods ending December 31, 2017 (including sales charges)
Share Classes	1 Year	5 Years	10 Years
Class A – Return Before Taxes	13.94%	10.35%	4.98%
– After Taxes on Distributions	13.50%	8.58%	4.13%
– After Taxes on Distributions and Sale of Fund Shares	8.25%	7.70%	3.72%
Share Classes (Return Before Taxes)
Class T	17.56%	11.04%	5.31%
Class C	18.73%	10.80%	4.81%
Class I	20.91%	11.93%	5.90%
Class R3	20.49%	11.50%	5.39%
Class R4	20.83%	11.83%	5.71%
Class R5	20.98%	11.94%	5.90%
Class Y	21.01%	12.00%	6.00%
Class F	21.05%	11.96%	5.91%
MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	23.97%	10.80%	4.65%

The Acquiring Fund
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 23.93% (2nd quarter, 2009) Lowest -20.37% (3rd quarter, 2011)
The Acquiring Fund’s Class A shares’ year-to-date return as of June 30, 2018 was -4.58%.
Average annual total returns for periods ending December 31, 2017 (including sales charges)
Share Classes	1 Year	5 Years	Since Inception (6/30/08)
Class A – Return Before Taxes	21.48%	6.98%	2.53%
– After Taxes on Distributions	20.61%	6.47%	2.25%
– After Taxes on Distributions and Sale of Fund Shares	12.91%	5.48%	2.04%
Share Classes (Return Before Taxes)
Class T	25.33%	7.65%	2.87%
Class C	26.49%	7.40%	2.39%
Class I	28.80%	8.55%	3.51%
Class R3	28.17%	7.93%	2.89%
Class R4	28.47%	8.24%	3.18%
Class R5	28.90%	8.44%	3.43%
Class R6	29.03%	8.67%	3.57%
Class Y	29.03%	8.67%	3.57%
Class F	29.00%	8.58%	3.53%
MSCI All Country World ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	27.19%	6.80%	3.09%
Indices
The MSCI All Country World Index is designed to capture large and mid cap representation across developed markets and emerging markets countries.
The MSCI All Country World ex USA Index is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.
Performance Notes
Prior to January 1, 2013, each Fund was managed by Hartford Investment Financial Services, LLC (“HIFSCO”), an affiliate of HFMC, the Funds’ current investment manager. There was no change, however, to the personnel providing services to the Funds.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION
The Agreement and Plan of Reorganization
The Agreement and Plan of Reorganization (the “Plan”) provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for corresponding Class A, Class T, Class C, Class I, Class R3, Class R4, Class R5, Class Y, and Class F shares of the Acquiring Fund. The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to its shareholders, and then the Acquired Fund will be liquidated.
After the Reorganization, each shareholder of the Acquired Fund will own shares in the Acquiring Fund having an aggregate value equal to the aggregate value of shares of the Acquired Fund held by that shareholder as of the close of business on the business day preceding the Closing Date.
Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholders’ accounts the same class of shares representing such shareholders’ interests previously credited to the accounts of the Acquired Fund. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Fund in connection with their receipt of shares of the Acquiring Fund in the Reorganization.
Until the Valuation Date, shareholders of the Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Valuation Date will be treated as requests for the redemption of the Acquiring Fund shares received by the shareholder in the Reorganization.
The Plan requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Plan. The Plan may be amended or terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Plan at APPENDIX A, which qualifies in its entirety the foregoing summary of the Plan.
Tax Considerations
The Reorganization is expected to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code. It is intended that, as a result of the Reorganization:
(1)
the Reorganization will constitute a “reorganization” within the meaning of Code Section 368(a);

(2)
the Shareholders will recognize no gain or loss on their receipt of voting shares of the Acquiring Fund solely in exchange for their voting shares of the Acquired Fund pursuant to the Reorganization;

(3)
the Acquired Fund will not recognize gain or loss on the transfer of all of its assets to the Acquiring Fund solely in exchange for voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities pursuant to the Reorganization, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(4)
the Acquired Fund will not recognize gain or loss on its distribution of the voting shares of the Acquiring Fund to its Shareholders pursuant to the liquidation of the Acquired Fund;

(5)
the Acquiring Fund will not recognize gain or loss on its acquisition of all of the assets of the Acquired Fund solely in exchange for voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities;

(6)
the aggregate tax basis of the voting shares of the Acquiring Fund received by each of the Acquired Fund’s Shareholders pursuant to the Reorganization will equal the aggregate tax basis of the voting shares of the Acquired Fund surrendered in exchange therefor;

(7)
the holding period of the voting shares of the Acquiring Fund received by each of the Shareholders pursuant to the Reorganization will include the period that the Shareholder held the voting shares of the Acquired Fund exchanged therefor, provided that the Shareholder held such shares as a capital asset on the date of the Reorganization;

(8)
the Acquiring Fund’s basis in the assets of the Acquired Fund received pursuant to the Reorganization will equal the Acquired Fund’s basis in the assets immediately before the Reorganization; and

(9)
the Acquiring Fund’s holding period in the Acquired Fund’s assets received pursuant to the Reorganization will include the period during which the Acquired Fund held the assets (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.
As a condition to the closing of the Reorganization, the Funds will request an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds. Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.
As of October 31, 2017, the Funds did not have any capital loss carryovers. The amount of the Funds’ capital loss carryovers as of the date of the Reorganization may differ substantially from these amounts. The Acquiring Fund’s ability to use its own capital loss carryovers from prior to the Reorganization, or the capital loss carryovers of the Acquired Fund, if any, to offset gains of the Acquiring Fund in a given year after the Reorganization may be limited by loss limitation rules under Federal tax law. The impact of those loss limitation rules will depend on the relative sizes of, and the losses and gains in, the Acquired Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.
Based on assets as of July 13, 2018, it is expected that a portion of the Acquired Fund’s portfolio assets (approximately 75%) will be sold prior to the consummation of the Reorganization, which is expected to result in the Acquired Fund realizing capital gains. Taking into account unrealized short-term and long-term losses and that there are no capital loss carryforwards available to offset realized gains, it is currently estimated that the Acquired Fund will be required to distribute to its shareholders approximately $5,472,541 in short-term capital gains (approximately $0.0994 per share) and $48,531,436 in long-term capital gains (approximately $0.8811 per share) as a result of the repositioning (based on assets as of July 13, 2018). The Acquired Fund already has approximately $38,867,674 in realized short-term capital gains (approximately $0.7057 per share) and approximately $40,283,478 in realized long-term capital gains (approximately $0.7314 per share) as of July 13, 2018, which would also be required to be distributed to the Acquired Fund’s shareholders prior to the Reorganization. However, the actual amount of such distribution could be higher or lower depending on market conditions and on transactions entered into by the Acquired Fund prior to the Closing Date. Shareholders of the Acquired Fund will generally be taxed on any resulting capital gain distributions. It is also estimated that such portfolio repositioning will result in brokerage and other transaction costs, including stamp taxes, of approximately $694,381 or approximately 0.07% (7 basis points) of the Acquired Fund’s net asset value as of July 13, 2018. The preceding are estimates that may change at the time of the Reorganization based on market conditions and other factors.

On or prior to the Valuation Date, the Acquired Fund may declare a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders of the Acquired Fund such Fund’s net investment income and realized capital gains (after reduction of any available capital loss carryforwards), if any through the Valuation Date. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution may be taxable to shareholders for federal income tax purposes. Currently, it is expected that there will be an ordinary income distribution on or prior to the Valuation Date as well as a capital gains distribution as discussed above. This may change at the time of the Reorganization based on market conditions, the Acquired Fund’s actual holdings at the time of the Closing Date and other factors.
Expenses of the Reorganization
HFMC or its affiliates will bear all costs associated with the Reorganization other than brokerage-related expenses and other similar transaction costs including stamp tax, which will be borne by the respective Fund, as applicable.
Accounting Survivor
The Acquiring Fund will be the accounting survivor of the Reorganization.
ADDITIONAL INFORMATION ABOUT THE FUNDS
Form of Organization
Each of the Acquired Fund and the Acquiring Fund is a series of the Company. The Company is a Maryland corporation registered as an open-end management investment company. The Company is governed by its Board, which currently consist of ten (10) directors, nine (9) of whom are not “interested persons” (as defined in the 1940 Act).
Capitalization of the Funds
The following table shows on an unaudited basis the capitalization of each Fund and the capitalization of the Acquiring Fund after the Reorganization on a pro forma basis after giving effect to the Reorganization, each as of July 27, 2018.
	Global Capital Appreciation Fund (Acquired Fund)	International Equity Fund (Acquiring Fund)(1)	Pro Forma Adjustments(2)	International Equity Fund (Acquiring Fund) Pro Forma(3)
Net Assets
Class A	$640,132,609	$131,371,686		$771,504,295
Class T(4)	N/A	N/A		N/A
Class C	$176,126,980	$16,861,628		$192,988,608
Class I	$123,637,687	$29,850,263		$153,487,950
Class R3	$22,464,610	$224,124		$22,688,734
Class R4	$16,766,055	$1,024,770		$17,790,825
Class R5	$313,758	$661,683		$975,441
Class R6	N/A	$9,726		$9,726
Class Y	$15,816,988	$15,529,269		$31,346,257
Class F	$51,212,349	$32,964,947		$84,177,296
Total Net Assets	$1,046,471,036	$228,498,096		$1,274,969,132
Shares Outstanding
Class A	33,224,872	11,855,768	24,548,829	69,629,469
Class T(4)	N/A	N/A		N/A
Class C	10,013,534	1,541,344	6,085,824	17,640,702
Class I	6,220,067	2,668,437	4,828,877	13,717,381
Class R3	1,184,437	20,302	850,401	2,055,140
Class R4	857,069	92,379	654,748	1,604,196
Class R5	15,688	67,841	16,492	100,021
Class R6	N/A	871	N/A	871
Class Y	783,814	1,390,935	633,479	2,808,228
Class F	2,575,376	2,938,328	1,989,004	7,502,708

	Global Capital Appreciation Fund (Acquired Fund)	International Equity Fund (Acquiring Fund)(1)	Pro Forma Adjustments(2)	International Equity Fund (Acquiring Fund) Pro Forma(3)
Net Asset Value Per Share
Class A	$19.27	$11.08		$11.08
Class T(4)	N/A	N/A		N/A
Class C	$17.59	$10.94		$10.94
Class I	$19.88	$11.19		$11.19
Class R3	$18.97	$11.04		$11.04
Class R4	$19.56	$11.09		$11.09
Class R5	$20.00	$9.75		$9.75
Class R6	N/A	$11.17		$11.17
Class Y	$20.18	$11.16		$11.16
Class F	$19.89	$11.22		$11.22
(1)
Effective immediately before the opening of business on June 25, 2018, the Hartford Global Equity Income Fund was reorganized into the Acquiring Fund, pursuant to the terms of an agreement and plan of reorganization.

(2)
Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares to be issued to the Acquired Fund based on its net asset value per share as of July 27, 2018 relative to the net asset value of the Acquiring Fund. The actual Closing Date of the Reorganization is expected to be on or about October 29, 2018, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.

(3)
Reflects pro forma amounts following the Reorganization.

(4)
As of the date of this Information Statement/Prospectus, Class T shares of the Funds have not commenced operations.

GENERAL INFORMATION
Independent Registered Public Accounting Firm
Ernst & Young LLP (“EY”) serves as the Independent Registered Public Accounting Firm for each Fund. EY is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board. EY is located at 2005 Market Street, Philadelphia, Pennsylvania 19103.
Shareholder Reports
Shareholders can find important information about each Fund in its annual report dated October 31, 2017 and semi-annual report dated April 30, 2018, each of which has been previously mailed to shareholders. A free copy of each Annual/Semi-Annual Report and each Fund’s Prospectus is available on the Funds’ website at www.hartfordfunds.com/prospectuses.html; upon request by writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022; or by calling 1-888-843-7824.
Share Ownership
As of August 31, 2018, all directors and officers as a group owned less than 1% of the outstanding shares of each class of each Fund’s shares, except for Class Y shares of the Acquiring Fund. As of August 31, 2018, the directors and officers of the Company owned approximately 1.68% of the outstanding shares of Class Y shares of the Acquiring Fund. As of August 31, 2018, shareholders, to the knowledge of the Company, who owned of record or beneficially more than 5% of the outstanding shares of any class of shares of a Fund are set forth on Appendix B. As of August 31, 2018, none of the Independent Directors (or their immediate family members) had share ownership in securities of the Company’s investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).

FINANCIAL HIGHLIGHTS
The financial highlights table for each Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the past five fiscal years has been derived from the financial statements audited by Ernst & Young LLP, each Fund’s independent registered public accounting firm, whose report, along with the Funds’ financial statements and financial highlights, is included in the Funds’ annual report, which is available upon request. The information for the six month period ending April 30, 2018 for each Fund is unaudited. Footnotes are located on the last page of these financial highlights.
Acquired Fund

– Selected Per-Share Data(1) –											– Ratios and Supplemental Data –
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Six-Month Period Ended April 30, 2018 (Unaudited)
A	$18.69	$0.05	$0.31	$0.36	$(0.22)	$(0.09)	$—	$(0.31)	$18.74	1.92%(4)	$638,905	1.29%(5)	1.25%(5)	0.58%(5)	53%
C	17.06	(0.01)	0.27	0.26	(0.09)	(0.09)	—	(0.18)	17.14	1.52(4)	179,323	1.99(5)	1.99(5)	(0.17)(5)	53
I	19.28	0.09	0.31	0.40	(0.27)	(0.09)	—	(0.36)	19.32	2.08(4)	118,731	0.94(5)	0.94(5)	0.90(5)	53
R3	18.40	0.04	0.31	0.35	(0.20)	(0.09)	—	(0.29)	18.46	1.89(4)	22,953	1.58(5)	1.35(5)	0.47(5)	53
R4	18.98	0.07	0.32	0.39	(0.26)	(0.09)	—	(0.35)	19.02	2.04(4)	17,988	1.27(5)	1.05(5)	0.77(5)	53
R5	19.40	0.09	0.31	0.40	(0.27)	(0.09)	—	(0.36)	19.44	2.07(4)	370	0.98(5)	0.95(5)	0.89(5)	53
Y	19.58	0.09	0.33	0.42	(0.29)	(0.09)	—	(0.38)	19.62	2.13(4)	15,615	0.90(5)	0.90(5)	0.93(5)	53
F	19.30	0.10	0.31	0.41	(0.29)	(0.09)	—	(0.38)	19.33	2.14(4)	47,427	0.86(5)	0.86(5)	1.00(5)	53
For the Year Ended October 31, 2017
A	$15.61	$0.12	$3.08	$3.20	$(0.12)	—	$—	$(0.12)	$18.69	20.71%	$663,020	1.28%	1.25%	0.71%	107%
C	14.24	—	2.83	2.83	(0.01)	—	—	(0.01)	17.06	19.85	194,420	1.98	1.98	(0.02)	107
I	16.10	0.18	3.17	3.35	(0.17)	—	—	(0.17)	19.28	20.98	117,153	0.98	0.98	1.02	107
R3	15.36	0.10	3.04	3.14	(0.10)	—	—	(0.10)	18.40	20.60	24,084	1.58	1.35	0.61	107
R4	15.85	0.16	3.13	3.29	(0.16)	—	—	(0.16)	18.98	20.91	19,484	1.27	1.05	0.93	107
R5	16.19	0.18	3.19	3.37	(0.16)	—	—	(0.16)	19.40	21.03	400	1.00	0.95	1.02	107
Y	16.35	0.19	3.22	3.41	(0.18)	—	—	(0.18)	19.58	21.08	15,289	0.89	0.89	1.04	107
F(7)	17.18	0.10	2.02	2.12	—	—	—	—	19.30	12.34(4)	39,119	0.86(5)	0.86(5)	0.79(5)	107

– Selected Per-Share Data(1) –											– Ratios and Supplemental Data –
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2016
A	$16.88	$0.12	$(0.34)	$(0.22)	$(0.16)	$(0.89)	$—	$(1.05)	$15.61	(1.23)%	$642,111	1.32%	1.27%(8)	0.77%	100%
B	15.37	(0.01)	(0.30)	(0.31)	—	(0.89)	—	(0.89)	14.17	(1.91)	5,279	2.24	2.02(8)	(0.06)	100
C	15.50	—	(0.31)	(0.31)	(0.06)	(0.89)	—	(0.95)	14.24	(1.93)	216,714	2.01	2.01(8)	0.03	100
I	17.38	0.16	(0.34)	(0.18)	(0.21)	(0.89)	—	(1.10)	16.10	(0.88)	107,469	0.98	0.98(8)	1.04	100
R3	16.63	0.10	(0.33)	(0.23)	(0.15)	(0.89)	—	(1.04)	15.36	(1.29)	27,680	1.59	1.37(8)	0.67	100
R4	17.13	0.15	(0.34)	(0.19)	(0.20)	(0.89)	—	(1.09)	15.85	(0.97)	17,291	1.28	1.07(8)	0.98	100
R5	17.46	0.18	(0.35)	(0.17)	(0.21)	(0.89)	—	(1.10)	16.19	(0.87)	540	1.00	0.97(8)	1.13	100
Y	17.65	0.12	(0.31)	(0.19)	(0.22)	(0.89)	—	(1.11)	16.35	(0.93)	7,536	0.88	0.88(8)	0.69	100
For the Year Ended October 31, 2015
A	$20.10	$0.10	$(0.09)	$0.01	$(0.06)	$(3.17)	$—	$(3.23)	$16.88	0.45%	$706,024	1.26%	1.25%	0.55%	93%
B	18.65	(0.04)	(0.07)	(0.11)	—	(3.17)	—	(3.17)	15.37	(0.27)	21,276	2.13	2.00	(0.22)	93
C	18.78	(0.03)	(0.08)	(0.11)	—	(3.17)	—	(3.17)	15.50	(0.26)	262,263	1.96	1.96	(0.16)	93
I	20.59	0.16	(0.09)	0.07	(0.11)	(3.17)	—	(3.28)	17.38	0.79	113,759	0.93	0.93	0.86	93
R3	19.85	0.08	(0.09)	(0.01)	(0.04)	(3.17)	—	(3.21)	16.63	0.35	31,389	1.54	1.35	0.45	93
R4	20.35	0.13	(0.09)	0.04	(0.09)	(3.17)	—	(3.26)	17.13	0.62	14,478	1.24	1.05	0.75	93
R5	20.68	0.12	(0.06)	0.06	(0.11)	(3.17)	—	(3.28)	17.46	0.72	553	0.95	0.95	0.65	93
Y	20.86	0.18	(0.09)	0.09	(0.13)	(3.17)	—	(3.30)	17.65	0.87	194,050	0.83	0.83	0.97	93
For the Year Ended October 31, 2014
A	$18.87	$0.13	$1.60	$1.73	$—	$(0.50)	$—	$(0.50)	$20.10	9.39%	$732,928	1.28%	1.25%	0.67%	144%(9)
B	17.67	(0.02)	1.50	1.48	—	(0.50)	—	(0.50)	18.65	8.59	46,336	2.11	2.00	(0.08)	144(9)
C	17.78	(0.01)	1.51	1.50	—	(0.50)	—	(0.50)	18.78	8.65	282,703	1.98	1.95	(0.03)	144(9)
I	19.26	0.20	1.63	1.83	—	(0.50)	—	(0.50)	20.59	9.72	117,640	0.95	0.92	0.98	144(9)
R3	18.66	0.11	1.58	1.69	—	(0.50)	—	(0.50)	19.85	9.27	31,735	1.57	1.35	0.57	144(9)
R4	19.06	0.18	1.61	1.79	—	(0.50)	—	(0.50)	20.35	9.61	10,055	1.26	1.05	0.88	144(9)
R5	19.34	0.20	1.64	1.84	—	(0.50)	—	(0.50)	20.68	9.73	1,549	0.97	0.94	0.98	144(9)
Y	19.50	0.12	1.76	1.88	(0.02)	(0.50)	—	(0.52)	20.86	9.83	209,340	0.86	0.83	0.58	144(9)

– Selected Per-Share Data(1) –											– Ratios and Supplemental Data –
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2013
A	$13.93	$0.07	$4.93	$5.00	$(0.06)	$—	$—	$(0.06)	$18.87	35.97%	$503,765	1.36%	1.25%	0.42%	128%
B	13.10	(0.05)	4.62	4.57	—	—	—	—	17.67	34.89	56,743	2.20	2.00	(0.32)	128
C	13.18	(0.05)	4.65	4.60	—	—	—	—	17.78	34.90	258,520	2.07	2.00	(0.33)	128
I	14.22	0.11	5.02	5.13	(0.09)	—	—	(0.09)	19.26	36.29	117,325	1.04	1.00	0.66	128
R3	13.79	0.05	4.87	4.92	(0.05)	—	—	(0.05)	18.66	35.75	30,704	1.64	1.35	0.31	128
R4	14.07	0.11	4.96	5.07	(0.08)	—	—	(0.08)	19.06	36.18	10,603	1.33	1.05	0.63	128
R5	14.28	0.12	5.04	5.16	(0.10)	—	—	(0.10)	19.34	36.36	1,242	1.05	0.95	0.74	128
Y	14.40	0.13	5.08	5.21	(0.11)	—	—	(0.11)	19.50	36.40	12,947	0.93	0.90	0.76	128
Acquiring Fund

– Selected Per-Share Data(1) –											– Ratios and Supplemental Data –
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Six-Month Period Ended April 30, 2018 (Unaudited)
A	$11.42	$0.06	$0.29	$0.35	$(0.18)	$(0.18)	$—	$(0.36)	$11.41	3.09%(4)	$20,153	1.40%(5)	1.05%(5)	1.08%(5)	77%
C	11.28	0.02	0.28	0.30	(0.12)	(0.18)	—	(0.30)	11.28	2.67(4)	5,741	2.14(5)	1.78(5)	0.33(5)	77
I	11.52	0.09	0.28	0.37	(0.20)	(0.18)	—	(0.38)	11.51	3.24(4)	23,759	1.04(5)	0.70(5)	1.50(5)	77
R3	11.37	0.03	0.30	0.33	(0.15)	(0.18)	—	(0.33)	11.37	2.92(4)	79	1.69(5)	1.34(5)	0.56(5)	77
R4	11.43	0.06	0.29	0.35	(0.18)	(0.18)	—	(0.36)	11.42	3.05(4)	790	1.38(5)	1.04(5)	1.06(5)	77
R5	10.09	0.07	0.25	0.32	(0.20)	(0.18)	—	(0.38)	10.03	3.20(4)	406	1.08(5)	0.74(5)	1.36(5)	77
R6(6)	11.48	0.06	(0.06)	0.00	—	—	—	—	11.48	0.00(4)	10	0.85(5)	0.54(5)	2.87(5)	77
Y	11.51	0.09	0.28	0.37	(0.22)	(0.18)	—	(0.40)	11.48	3.20(4)	18,648	0.96(5)	0.62(5)	1.58(5)	77
F	11.53	0.09	0.29	0.38	(0.19)	(0.18)	—	(0.37)	11.54	3.31(4)	2,792	0.96(5)	0.62(5)	1.52(5)	77

– Selected Per-Share Data(1) –											– Ratios and Supplemental Data –
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2017
A	$9.37	$0.15	$2.07	$2.22	$(0.17)	$—	$—	$(0.17)	$11.42	24.17%	$15,943	1.74%	1.16%	1.43%	133%
C	9.25	0.07	2.06	2.13	(0.10)	—	—	(0.10)	11.28	23.29	4,527	2.47	1.91	0.71	133
I	9.44	0.20	2.06	2.26	(0.18)	—	—	(0.18)	11.52	24.49	14,971	1.43	0.88	1.88	133
R3	9.37	0.11	2.07	2.18	(0.18)	—	—	(0.18)	11.37	23.76	93	2.28	1.46	1.10	133
R4	9.40	0.15	2.07	2.22	(0.19)	—	—	(0.19)	11.43	24.13	740	1.75	1.17	1.39	133
R5	9.38	0.21	1.75	1.96	(1.25)	—	—	(1.25)	10.09	24.50	397	1.38	0.85	2.28	133
Y	9.44	0.18	2.09	2.27	(0.20)	—	—	(0.20)	11.51	24.67	11,822	1.31	0.78	1.76	133
F(7)	9.65	0.08	1.80	1.88	—	—	—	—	11.53	19.48(4)	1,739	1.26(5)	0.66(5)	1.01(5)	133
For the Year Ended October 31, 2016
A	$9.40	$0.14	$0.06	$0.20	$(0.10)	$(0.13)	$—	$(0.23)	$9.37	2.29%	$10,519	1.99%	1.20%(10)	1.52%	95%
B	9.35	0.01	0.11	0.12	(0.03)	(0.13)	—	(0.16)	9.31	1.37	120	2.71	1.95(10)	0.17	95
C	9.29	0.07	0.06	0.13	(0.04)	(0.13)	—	(0.17)	9.25	1.46	2,583	2.73	1.95(10)	0.80	95
I	9.47	0.16	0.07	0.23	(0.13)	(0.13)	—	(0.26)	9.44	2.55	5,109	1.63	0.90(10)	1.82	95
R3	9.41	0.05	0.13	0.18	(0.09)	(0.13)	—	(0.22)	9.37	2.02	110	2.26	1.50(10)	0.57	95
R4	9.44	0.07	0.13	0.20	(0.11)	(0.13)	—	(0.24)	9.40	2.24	251	1.94	1.20(10)	0.80	95
R5	9.47	0.07	0.11	0.18	(0.14)	(0.13)	—	(0.27)	9.38	2.01	11	1.61	0.90(10)	0.79	95
Y	9.47	0.18	0.07	0.25	(0.15)	(0.13)	—	(0.28)	9.44	2.73	10,857	1.51	0.80(10)	1.96	95
For the Year Ended October 31, 2015
A	$9.92	$0.07	$(0.26)	$(0.19)	$(0.08)	$(0.25)	$—	$(0.33)	$9.40	(1.76)%	$12,648	1.84%	1.39%	0.77%	125%
B	9.84	—	(0.24)	(0.24)	—	(0.25)	—	(0.25)	9.35	(2.34)	821	2.49	2.13	0.02	125
C	9.80	0.01	(0.25)	(0.24)	(0.02)	(0.25)	—	(0.27)	9.29	(2.39)	2,859	2.57	2.14	0.08	125
I	9.98	0.11	(0.25)	(0.14)	(0.12)	(0.25)	—	(0.37)	9.47	(1.30)	4,554	1.45	1.07	1.13	125
R3	9.91	0.05	(0.24)	(0.19)	(0.06)	(0.25)	—	(0.31)	9.41	(1.84)	1,226	2.09	1.62	0.55	125
R4	9.95	0.08	(0.25)	(0.17)	(0.09)	(0.25)	—	(0.34)	9.44	(1.62)	1,149	1.78	1.32	0.85	125
R5	9.98	0.11	(0.25)	(0.14)	(0.12)	(0.25)	—	(0.37)	9.47	(1.30)	1,057	1.47	1.02	1.15	125
Y	9.98	0.12	(0.26)	(0.14)	(0.12)	(0.25)	—	(0.37)	9.47	(1.25)	10,625	1.37	0.96	1.21	125

– Selected Per-Share Data(1) –											– Ratios and Supplemental Data –
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
For the Year Ended October 31, 2014
A	$9.91	$0.06	$0.03	$0.09	$(0.08)	$—	$—	$(0.08)	$9.92	0.89%	$10,810	1.84%	1.44%	0.57%	69%
B	9.84	(0.02)	0.03	0.01	(0.01)	—	—	(0.01)	9.84	0.10	908	2.53	2.13	(0.18)	69
C	9.81	(0.03)	0.04	0.01	(0.02)	—	—	(0.02)	9.80	0.06	1,910	2.59	2.19	(0.26)	69
I	9.97	0.10	0.02	0.12	(0.11)	—	—	(0.11)	9.98	1.19	1,835	1.44	1.04	1.03	69
R3	9.91	0.05	0.01	0.06	(0.06)	—	—	(0.06)	9.91	0.54	1,258	2.12	1.65	0.44	69
R4	9.94	0.08	0.01	0.09	(0.08)	—	—	(0.08)	9.95	0.90	1,151	1.81	1.35	0.74	69
R5	9.97	0.11	0.01	0.12	(0.11)	—	—	(0.11)	9.98	1.18	1,071	1.50	1.05	1.04	69
Y	9.97	0.11	0.01	0.12	(0.11)	—	—	(0.11)	9.98	1.22	10,756	1.40	1.00	1.09	69
For the Year Ended October 31, 2013
A	$8.31	$0.10	$1.66	$1.76	$(0.16)	$—	$—	$(0.16)	$9.91	21.43%	$12,351	1.95%	1.41%	1.12%	106%
B	8.25	0.04	1.65	1.69	(0.10)	—	—	(0.10)	9.84	20.63	1,404	2.64	2.11	0.44	106
C	8.23	0.04	1.64	1.68	(0.10)	—	—	(0.10)	9.81	20.64	2,514	2.68	2.15	0.39	106
I	8.36	0.14	1.66	1.80	(0.19)	—	—	(0.19)	9.97	21.90	1,467	1.56	1.03	1.50	106
R3	8.31	0.08	1.66	1.74	(0.14)	—	—	(0.14)	9.91	21.22	1,225	2.25	1.65	0.91	106
R4	8.33	0.11	1.67	1.78	(0.17)	—	—	(0.17)	9.94	21.62	1,122	1.94	1.35	1.21	106
R5	8.35	0.14	1.67	1.81	(0.19)	—	—	(0.19)	9.97	22.02	1,059	1.63	1.05	1.50	106
Y	8.36	0.14	1.66	1.80	(0.19)	—	—	(0.19)	9.97	21.93	10,623	1.53	1.00	1.55	106
(1)
Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)
Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly.

(4)
Not annualized.

(5)
Annualized.

(6)
Commenced operations on February 28, 2018.

(7)
Commenced operations on February 28, 2017.

(8)
Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 1.99%, 0.96%, 1.35%, 1.05%, 0.95% and 0.86% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(9)
During the year ended October 31, 2014, the Fund incurred $165.7 million in sales of securities held associated with the transition of assets from The Hartford Global Growth Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.

(10)
Excluding the expenses not subject to cap, the ratios would have been 1.19%, 1.94%, 1.94%, 0.89%, 1.49%, 1.19%, 0.89% and 0.79% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

INDEX OF APPENDICES
Appendix A:
Form of Agreement and Plan of Reorganization

Appendix B:
5% Record Owners of Fund Shares as of August 31, 2018

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this      day of            , 2018, among The Hartford Mutual Funds, Inc. (the “Company”), a Maryland corporation, with its principal place of business at 690 Lee Road, Wayne, PA 19087, on behalf of its series, Hartford International Equity Fund (the “Acquiring Fund”); the Company, on behalf of its series, Hartford Global Capital Appreciation Fund (the “Acquired Fund”); and Hartford Funds Management Company, LLC (for purposes of Section 10.2 only of this Agreement).
This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”). The reorganization and liquidation will consist of  (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock of the Acquiring Fund set forth on Exhibit A (“Acquiring Fund Shares”) corresponding to the class of outstanding shares of common stock of the Acquired Fund set forth on Exhibit A (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.
WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of the Company, a registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;
WHEREAS, the Directors of the Company have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and
WHEREAS, the Directors of the Company have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.
NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1.
TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.   Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2 herein, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to the corresponding class of Acquired Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.1 herein, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2 herein; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3 herein. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 herein (“Closing Date”).
1.2.   The property and assets of the Company attributable to the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, “Assets”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.
1.3.   The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.
1.4.   Immediately following the actions contemplated by paragraph 1.1 herein, the Company shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Company, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 herein (“Acquired Fund Shareholders”), on a pro rata basis within the class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 herein, and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Acquired Fund Shares will thereafter represent interests in the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization.
1.5.   Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3 herein.
1.6.   Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.
2.
VALUATION

2.1.   The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the last business day before the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by the Company’s Board of Directors.
2.2.   The net asset value of each Acquiring Fund Share shall be the net asset value per share computed with respect to the corresponding class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, and valuation procedures established by the Company’s Board of Directors.

2.3.   The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares determined using the same valuation procedures referred to in paragraph 2.1 herein, by the net asset value of the corresponding class of Acquiring Fund Shares, determined in accordance with paragraph 2.2 herein.
2.4.   All computations of value shall be made by Hartford Funds Management Company, LLC (“HFMC”), in its capacity as Fund Accountant for the Company, and shall be subject to confirmation by the Company’s Treasurer.
3.
CLOSING AND CLOSING DATE

3.1.   The Closing Date shall be a date to be determined by an officer of the Company, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously at a time immediately prior to the opening of business on the Closing Date unless otherwise agreed to by the parties. The Closing shall be held at the offices of the Company.
3.2.   Prior to the Closing Date, the Company shall issue instructions directing State Street Bank and Trust Company (“Custodian”), to deliver to itself, as Acquiring Fund Custodian, all the Assets of the Acquired Fund held by it as Acquired Fund Custodian as of the Valuation Date in proper form. The Acquired Fund may inspect such Assets at the offices of the Custodian prior to the Valuation Date. As soon as practicable after the close of business on the Closing Date, the Custodian shall confirm that it has caused to be delivered to itself as Custodian for the Acquiring Fund and in proper form all of the Assets of the Acquired Fund held by the Custodian as of the Valuation Date identifying any Assets that could not be transferred. To the extent that any Assets, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Assets to be transferred to the Acquiring Fund’s account with the Custodian at the earliest practicable date thereafter.
3.3.   The Company shall direct Hartford Administrative Services Company, in its capacity as transfer agent for the Company (“Transfer Agent”), to deliver to the Company at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. An officer of the Transfer Agent shall confirm that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4 herein. At the Closing, the Company shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.
3.4.   In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of HFMC or the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4.
REPRESENTATIONS AND WARRANTIES

4.1.   Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:
(a)   The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company’s Articles of Incorporation, as amended from time to time (“Charter”), to own all of its Assets and to carry on its business as it is now being conducted;

(b)   The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;
(c)   No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;
(d)   The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e)   On the Valuation Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Company, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;
(f)   The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Charter or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound;
(g)   All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;
(h)   No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Company’s knowledge, threatened against the Company, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
(i)   The Statement of Assets and Liabilities of the Acquired Fund as of October 31, 2017, and the related Statement of Operations, Statement of Changes in Net Assets, Schedule of Investments and Financial Highlights for the periods then ended, have been audited by Ernst & Young LLP (“EY”), independent registered public accounting firm, included in its report dated December 29, 2017, who issued an unqualified opinion thereon, and present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with U.S. generally accepted accounting principles (“GAAP”), and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
(j)   The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund at April 30, 2018 present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with

GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
(k)   Since April 30, 2018, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund’s investment restrictions. For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;
(l)   On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of the Company, no such return is currently under audit and no assessment has been asserted with respect to such returns;
(m)   For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;
(n)   All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 herein. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;
(o)   The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(p)   The information to be furnished by the Acquired Fund for use in registration statements, information statement materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

(q)   The combined information statement/prospectus (“Information Statement”) to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment and supplement thereto), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.
4.2.   Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:
(a)   The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with power under the Charter to own all of its properties and assets and to carry on its business as it is now being conducted;
(b)   The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act, is in full force and effect;
(c)   No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;
(d)   The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e)   The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Charter or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound;
(f)   No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Company, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(g)   The Statement of Assets and Liabilities of the Acquired Fund as of October 31, 2017, and the related Statement of Operations, Statement of Changes in Net Assets, Schedule of Investments and Financial Highlights for the periods then ended, have been audited by EY, independent registered public accounting firm, included in its report dated December 29, 2017, who issued an unqualified opinion thereon, and present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
(h)   The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at April 30, 2018 present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
(i)   Since April 30, 2018, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund’s investment restrictions. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;
(j)   On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of the Company no such return is currently under audit and no assessment has been asserted with respect to such returns;
(k)   For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code;
(l)   All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;
(m)   The execution, delivery and performance of this Agreement and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(n)   The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(o)   The information to be furnished by the Acquiring Fund for use in registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and
(p)   The Information Statement to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.
5.
COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.   The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include (a) the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable; and (b) the repositioning of the Acquired Fund’s portfolio.
5.2.   The Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
5.3.   Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
5.4.   The Company, on behalf of the Acquired Fund, will prepare and file an Information Statement (referred to in paragraph 4.1(p) herein) to be included in a Registration Statement on Form N-14 (“Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.
5.5.   The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
5.6.   The Company, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (1) vest in and confirm (a) the title and possession of the Company, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder and (b) the title and possession of the Company, on behalf of the Acquiring Fund, of all the Assets and (2) otherwise to carry out the intent and purpose of this Agreement.
5.7.   The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Company, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:
6.1.   All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
6.2.   The Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by the Company’s President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
6.3.   The Company, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Fund, on or before the Closing Date; and
6.4.   The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.
7.
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Company, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
7.1.   All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
7.2.   The Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Valuation Date, certified by the Treasurer of the Company;
7.3.   The Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
7.4.   The Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date;
7.5.   The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein; and
7.6.   The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Valuation Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Fund, the Company may, at its option, refuse to consummate the transactions contemplated by this Agreement. If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquiring Fund, the Company may, at its option, refuse to consummate the transactions contemplated by this Agreement:
8.1.   The Agreement and the transactions contemplated herein shall have been approved by the Board of Directors of the Company, and each party shall have delivered to the other certified copies of the resolutions evidencing such approval;
8.2.   On the Closing Date no action, suit or other proceeding shall be pending or, to the Company’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
8.3.   All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;
8.4.   The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;
8.5.   The Company shall have received the opinion of counsel to the Company addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Company of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not consummate such transactions contemplated by the Agreement if this condition is not satisfied.
9.
INDEMNIFICATION

9.1.   The Company, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.
9.2.   The Company, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.

10.
BROKERAGE FEES AND EXPENSES

10.1.   The Company, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
10.2.   The expenses relating to the proposed Reorganization will be borne solely by HFMC or its affiliate. No such expenses incurred in connection with the Reorganization shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any. The costs of the Reorganization shall include, but not be limited to, costs associated with preparation of the Registration Statement, printing and distributing the Information Statement, legal fees, accounting fees and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.
11.
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.   The Company has not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, as applicable, not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and Acquired Fund with respect to the Reorganization.
11.2.   The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in paragraphs 9.1 and 9.2 shall survive the Closing.
12.
TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Company’s Board of Directors, on behalf of either the Acquiring Fund or the Acquired Fund, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.
13.
AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company.
14.
HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.   The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2.   This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.
14.3.   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
THE HARTFORD MUTUAL FUNDS, INC., ON BEHALF OF Hartford Global Capital Appreciation Fund
By:

Name:
Title:
THE HARTFORD MUTUAL FUNDS, INC., ON BEHALF OF Hartford INTERNATIONAL EQUITY Fund
By:

Name:
Title:
With respect to Paragraph 10.2 of this Agreement, Accepted and Acknowledged by:
HARTFORD FUNDS MANAGEMENT COMPANY, LLC
By:

Name:
Title:

EXHIBIT A
Acquired Fund Share Class	Corresponding Acquiring Fund Share Class*
A	A
T	T
C	C
I	I
R3	R3
R4	R4
R5	R5
Y	Y
F	F
*
Class R6 shares of the Acquiring Fund are not involved in the Reorganization

APPENDIX B: 5% RECORD OWNERS OF FUND SHARES AS OF AUGUST 31, 2018
To the knowledge of the Funds, as of August 31, 2018, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Acquired Fund or Acquiring Fund. As of August 31, 2018, no shareholder owned Class T shares of the Funds.
Acquired Fund
Name and Address*	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT SAN FRANCISCO CA							8.94%
CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT OWINGS MILLS MD		9.34%	10.89%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS** SAINT LOUIS MO	41.65%	5.09%						99.55%
EDWARD FERGUSON FBO FERGUSON & SCARBOUGH PA 401 K CONCORD NC						8.37%
FIIOC FBO SHIMADZU PRECISION INSTRUMENTS COVINGTON KY						10.76%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO							8.98%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT HARTFORD CT					12.33%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				54.64%	20.31%
KAREN THOMPSON & RICHARD THOMPSON TTEE FBO CLAIR D THOMPSON & SONS IN GREENWOOD VLG CO						10.82%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA		8.59%	11.85%
MID ATLANTIC TRUST COMPANY FBO LYNCH RETIREMENT INVESTMENT 401 K PITTSBURGH PA						9.06%

Name and Address*	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL			9.41%		35.86%	9.84%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		6.70%	6.51%				47.08%
PERSHING LLC JERSEY CITY NJ	5.19%	10.11%	7.68%			31.24%	13.19%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST BAKERSFIELD CA				11.14%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		10.24%	10.62%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA				5.63%		15.43%	20.18%
TD AMERITRADE INC FBO OUR CUSTOMERS OMAHA NE			9.26%
UBS WM USA WEEHAWKEN NJ			7.79%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO		13.72%	9.57%
*
Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

**
May be deemed to control the Fund because it owned more than 25% of the outstanding shares of the Fund.

Acquiring Fund
Name and Address*	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
ASCENSUS TRUST COMPANY FBO ANCERRA CORPORATION 401K PLAN FARGO ND				6.00%
ASCENSUS TRUST COMPANY FBO ANTHONY S SPIRI DPM PC 401(K) PLAN FARGO ND				11.78%
ASCENSUS TRUST COMPANY FBO GLORY HEALTH INC 401K PLAN FARGO ND				9.21%
ASCENSUS TRUST COMPANY FBO LISA GUTTUSO KLENK MD 401K FARGO ND				18.55%
ASCENSUS TRUST COMPANY FBO MEI GROUP SAVING PLAN FARGO ND					19.69%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT SAN FRANCISCO CA								14.35%
CITY OF SAVANNAH GEORGIA OPEB UAD SAVANNAH GA									26.76%
DAVID PAUWELS TTEE FBO C/O FASCORE LLC GREENWOOD VLG CO				7.63%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS** SAINT LOUIS MO	61.97%	12.86%							70.37%
FIIOC FBO AFC 401(K) RETIREMENT PLAN COVINGTON KY					12.29%
FIIOC FBO NATURES PATH EMPLOYEES 401K COVINGTON KY						51.80%
FIIOC FBO TK EMPLOYEES RETIREMENT PLAN COVINGTON KY					6.63%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO								8.34%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA		7.16%	8.40%	9.78%

Name and Address*	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
MATRIX TRUST COMPANY CUST FBO LAKE SAWYER CHRISTIAN CHURCH 403(B) DENVER CO				10.86%
MATRIX TRUST COMPANY CUST FBO WESTCHESTER CENTER FOR REHABILITATI DENVER CO						5.06%
MID ATLANTIC TRUST COMPANY FBO KATE B REYNOLDS CHARITABLE TRUST PITTSBURGH PA						8.78%
MID ATLANTIC TRUST COMPANY FBO MECHANICAL REPS INC 401(K) PROFIT S PITTSBURGH PA				11.93%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	8.15%	6.73%	14.47%				99.82%	13.96%
PERSHING LLC JERSEY CITY NJ		10.31%	39.08%					22.85%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL HOT SPRINGS AR					16.47%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		8.96%	14.88%
RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT ATLANTA GA						30.28%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN BOSTON MA					14.99%
WELLINGTON TRUST CO, N.A. FBO WELLINGTON RET & PENSION PLAN BOSTON MA								29.51%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT SAINT LOUIS MO		15.21%	16.32%
*
Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

**
May be deemed to control the Fund because it owned more than 25% of the outstanding shares of the Fund.

PART B
The Hartford Mutual Funds, Inc.
690 Lee Road
Wayne, PA 19087
Statement of Additional Information
September 17, 2018
This Statement of Additional Information is available to the shareholders of the Hartford Global Capital Appreciation Fund (the “Acquired Fund”) in connection with the proposed transaction (the “Reorganization”) whereby all of the assets and liabilities of the Acquired Fund will be transferred to the Hartford International Equity Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”) in exchange for shares of the Acquired Fund. The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund.”
This Statement of Additional Information of the Acquiring Fund consists of this cover page, the accompanying pro forma financial information and related notes, and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated by reference herein:
1.
The Statement of Additional Information for The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. dated March 1, 2018, as may be amended, supplemented or restated (File Nos. 333-02381 and 811-07589) with respect to the information that pertains to the Acquired Fund and Acquiring Fund only;

2.
The Financial Statements of the Acquired Fund and the Acquiring Fund as included in the Funds’ Annual Report filed for the year ended October 31, 2017 (File No. 811-07589); and

3.
The Financial Statements of the Acquired Fund and the Acquiring Fund as included in the Funds’ Semi-Annual Report filed for the period ended April 30, 2018 (File No. 811-07589).

This Statement of Additional Information is not a prospectus. A Combined Information Statement/Prospectus (the “Information Statement/Prospectus”) dated September 17, 2018 relating to the transaction may be obtained, without charge, by writing to The Hartford Mutual Funds, Inc., P.O. Box 55022, Boston, MA 02205-5022 or calling 1-888-843-7824. This Statement of Additional Information should be read in conjunction with the Information Statement/Prospectus.
For additional information, see the October 31, 2017 annual report for the Funds and the April 30, 2018 semi-annual report for the Funds.
PRO FORMA FINANCIAL Information
Unaudited pro forma financial information is presented below for the Reorganization. The Acquiring Fund will be the accounting survivor of the Reorganization. The pro forma financial information provided herein should be read in conjunction with the annual and semi-annual reports, which are on file with the SEC and are available at no charge.
The unaudited pro forma financial information set forth below for the twelve months ended April 30, 2018, is intended to present supplemental data as if the Reorganization, as noted in the table below, had occurred at the beginning of the period. The Reorganization does not require Shareholder approval.
The pro forma financial information is based on the estimates and assumptions set forth in the notes to such information and should be read in conjunction with this unaudited pro forma financial information. The pro forma financial information is being furnished solely for information purposes and, therefore, does not purport to be indicative of the combined financial position or results of operations that might have been achieved if the Reorganization had been consummated on the date or for the periods indicated. In addition, the unaudited pro forma financial information does not purport to be indicative of the financial position or results of operations that may occur in the future.
1

Pro Forma Schedule of Investments as of April 30, 2018 (Unaudited)
	Shares			Value ($)
Description (All percentages are based on the Acquiring Fund Pro Forma’s net assets)	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma
Common Stock – 96.1%
Argentina – 0.6%
Banco Macro S.A.		903	13,994		87,519	1,356,299
Grupo Financiero Galicia S.A.		1,569	24,315		100,290	1,554,214
Loma Negra Cia Industrial Argentina S.A. *		3,554	55,077		73,710	1,142,297
Pampa Energia S.A.*		1,251	19,387		71,357	1,105,834
YPF S.A.		3,949	61,199		86,444	1,339,647
Total Argentina				—	419,320	6,498,291
Australia – 2.1%
ASX Ltd.#	34,751		—	1,527,750		—
BHP Billiton plc		10,625	164,659		226,551	3,510,926
Goodman Group		52,286	810,292		355,730	5,512,824
New South Resources Ltd.*,#	2,362,644		—	2,836,611		—
QBE Insurance Group Ltd.#	349,613		—	2,611,112		—
Resolute Mining Ltd.		29,430	456,086		25,134	389,498
South32 Ltd.		94,608	1,466,170		262,539	4,068,624
Transurban Group		28,948	448,616		252,244	3,909,105
Treasury Wine Estates Ltd.#	189,594		—	2,708,158		—
Wesfarmers Ltd.		9,475	146,837		311,723	4,830,878
Western Areas Ltd.		27,973	433,506		72,032	1,116,320
Total Australia				9,683,631	1,505,953	23,338,175
Austria – 0.5%
ams AG	53,617	3,745	58,037	4,422,165	308,876	4,786,713
Zumtobel Group AG		4,102	63,570		37,174	576,091
Total Austria				4,422,165	346,050	5,362,804
Belgium – 0.9%
Ageas		2,439	37,798		130,468	2,021,909
AGFA-Gevaert N.V.*		11,366	176,142		40,522	627,981
Groupe Bruxelles Lambert S.A.		3,559	55,155		406,819	6,304,598
Orange Belgium S.A.		2,327	36,062		48,301	748,532
Total Belgium				—	626,110	9,703,020
Bermuda – 0.0%
Marvell Technology Group Ltd.#	85,646		—	1,718,059		—
RenaissanceRe Holdings Ltd.#	17,864		—	2,430,219		—
Total Bermuda				4,148,278	—	—
Brazil – 3.0%
Banco do Brasil S.A.		11,800	182,868		123,618	1,915,743
BR Malls Participacoes S.A.#	472,605	90,530	1,402,972	1,473,181	282,196	4,373,317
Gerdau S.A.#	562,698	28,860	447,252	2,627,800	134,776	2,088,667
Gol Linhas Aereas Inteligentes S.A.*		9,631	149,255		105,459	1,634,342
Itau Unibanco Holding S.A.#	417,900	28,575	442,836	6,085,030	416,080	6,448,123
Itau Unibanco Holding S.A. ADR	180,735	9,638	149,363	2,626,080	140,040	2,170,245
Localiza Rent a Car S.A.#	575,200	50,800	787,263	4,579,335	404,434	6,267,632
Lojas Renner S.A.		10,530	163,187		98,020	1,519,043
Petroleo Brasileiro S.A.*,#	474,389	25,221	390,858	6,684,141	355,364	5,507,189
Suzano Papel e Celulose S.A.		11,000	170,470		128,928	1,998,028
Cia de Saneamento do Parana#	174,900		—	2,945,621		—
Magazine Luiza S.A.#	72,100		—	2,196,218		—
Total Brazil				29,217,406	2,188,915	33,922,329
See accompanying notes to pro forma financial statements.
2

	Shares			Value ($)
Description (All percentages are based on the Acquiring Fund Pro Forma’s net assets)	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma
British Virgin Islands – 0.0%
J2 Acquisition Ltd.*(3)#	157,250		—	1,489,157		—
Ocean Outdoor Ltd.*(2)(3)(4)(5)#	72,280		—	692,081		—
Total British Virgin Islands				2,181,238		—
Canada 8.9%
Advantage Oil & Gas Ltd.*		10,472	162,288		33,358	516,968
ARC Resources Ltd.		8,514	131,944		94,957	1,471,584
Bank of Montreal		4,326	67,041		328,540	5,091,449
Bank of Nova Scotia#	35,115	6,048	93,728	2,158,398	371,750	5,761,140
Bank of Nova Scotia#	48,146		—	2,959,053		—
Barrick Gold Corp.		12,768	197,870		171,838	2,663,033
Brookfield Asset Management, Inc.	37,836	8,200	127,078	1,499,649	325,011	5,036,800
Cameco Corp.		19,108	296,123		201,207	3,118,175
Canadian Imperial Bank of Commerce		3,477	53,884		302,841	4,693,210
Canadian National Railway Co.#	104,476	3,307	51,250	8,069,539	255,427	3,958,459
Canadian Natural Resources Ltd.#		2,580	39,983		93,077	1,442,435
Canadian Natural Resources Ltd.#	123,672		—	4,462,086		—
Canadian Pacific Railway Ltd.#	8,569		—	1,563,570		—
Centerra Gold, Inc.*		11,316	175,368		69,097	1,070,831
CGI Group, Inc.*		5,682	88,056		329,250	5,102,510
Descartes Systems Group, Inc.*	73,363	8,501	131,743	2,168,407	251,266	3,893,957
Dollarama, Inc.		1,758	27,244		202,370	3,136,153
Eldorado Gold Corp.*		23,278	360,746		22,114	342,709
Encana Corp.		29,309	454,211		365,007	5,656,652
First Quantum Minerals Ltd.#	193,438	12,622	195,607	2,787,182	181,866	2,818,434
Fortis, Inc.		10,078	156,182		338,301	5,242,764
Imperial Oil Ltd.#	89,563		—	2,785,350		—
Intact Financial Corp.		3,558	55,139		271,294	4,204,299
Kinross Gold Corp.*		11,973	185,549		46,455	719,930
Magna International, Inc.	40,249	5,153	79,858	2,377,103	304,336	4,716,407
Northern Dynasty Minerals Ltd.*		1,489	23,075		1,345	20,848
Nutrien Ltd.#	39,700		—	1,807,286		—
Painted Pony Energy Ltd.*		12,549	194,476		27,367	424,113
PrairieSky Royalty Ltd.(1)		2,935	45,485		65,080	1,008,575
Raging River Exploration, Inc.*		38,165	591,455		212,234	3,289,080
Royal Bank of Canada	31,586	5,719	88,629	2,402,007	434,910	6,739,933
Shopify, Inc.#	18,425		—	2,462,133		—
StorageVault Canada, Inc.		45,573	706,259		85,896	1,331,157
Toronto-Dominion Bank	34,505	6,982	108,202	1,937,891	392,128	6,076,907
Tourmaline Oil Corp.		11,970	185,503		225,146	3,489,146
TransCanada Corp.		6,282	97,354		266,359	4,127,848
Tricon Capital Group, Inc.		17,240	267,174		135,079	2,093,362
Uranium Participation Corp.*		7,724	119,701		23,341	361,724
Total Canada				39,439,654	6,428,247	99,620,592
Chile – 0.0%
Vina Concha y Toro S.A.#	606,874		—	1,337,941		—
China – 7.2%
361 Degrees International Ltd.		121,260	1,879,204		38,342	594,204
Alibaba Group Holding Ltd.*	44,936	3,749	58,099	8,022,873	669,346	10,372,995
Anhui Conch Cement Co., Ltd.#	145,200	27,600	427,726	776,073	147,518	2,286,145
See accompanying notes to pro forma financial statements.
3

	Shares			Value ($)
Description (All percentages are based on the Acquiring Fund Pro Forma’s net assets)	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma
Anhui Conch Cement Co., Ltd.#	1,045,500	10,900	168,921	6,525,464	68,032	1,054,296
BeiGene Ltd.*		614	9,515		104,122	1,613,554
China BlueChemical Ltd.		179,790	2,786,262		47,253	732,234
China Construction Bank Corp.	2,657,000	353,000	5,470,551	2,783,629	369,823	5,731,371
China Longyuan Power Group Corp. Ltd.	1,781,000	250,570	3,883,161	1,749,334	246,115	3,814,082
China Machinery Engineering Corp.		30,000	464,919		17,429	270,117
China Merchants Bank Co., Ltd.#	301,000		—	1,312,480		—
China Telecom Corp. Ltd.	1,960,000	519,670	8,053,488	950,075	251,901	3,903,606
Chongqing Changan Automobile Co., Ltd.#	1,847,443		—	1,725,661		—
CIFI Holdings Group Co., Ltd.		101,502	1,573,008		79,928	1,238,592
CNOOC Ltd.		70,800	1,097,210		119,773	1,856,151
CSPC Pharmaceutical Group Ltd.		41,100	636,939		104,684	1,622,346
Daphne International Holdings Ltd.*		110,710	1,715,707		5,680	88,016
Dongfeng Motor Group Co., Ltd.		91,480	1,417,694		101,162	1,567,689
ENN Energy Holdings Ltd.		18,120	280,811		169,450	2,626,005
Gree Electric Appliances, Inc. of Zhuhai		14,188	219,876		98,219	1,522,135
Hangzhou Hikvision Digital Technology Co., Ltd.		17,750	275,077		107,312	1,663,060
Hilong Holding Ltd.#	5,396,085		—	818,106		—
JD.com, Inc.*		2,473	38,325		90,289	1,399,246
Kweichow Moutai Co., Ltd.		841	13,033		87,603	1,357,586
Midea Group Co., Ltd.		13,900	215,413		112,807	1,748,206
NetEase, Inc.		687	10,647		176,607	2,737,024
New Oriental Education & Technology Group, Inc.	31,772	4,195	65,011	2,854,396	376,879	5,840,588
PICC Property & Casualty Co., Ltd.		73,960	1,146,181		132,401	2,051,891
Ping An Healthcare and Technology Co., Ltd.*(2)(3)	8,400	700	10,848	58,650	4,887	75,742
Ping An Insurance Group Co. of China Ltd.	230,000	22,660	351,169	2,247,422	221,420	3,431,413
Shandong Weigao Group Medical Polymer Co., Ltd.#	2,468,780		—	1,517,160		—
Sunny Optical Technology Group Co., Ltd.		8,832	136,872		144,117	2,233,423
Tencent Holdings Ltd.	86,600	13,425	208,051	4,257,506	660,012	10,228,389
Weibo Corp.*	21,656	2,244	34,776	2,480,045	256,983	3,982,548
Wuxi Biologics Cayman, Inc.*(4)		9,952	154,229		90,274	1,398,996
Xtep International Holdings Ltd.		87,840	1,361,284		51,033	790,904
Yantai Changyu Pioneer Wine Co., Ltd.#	664,017		—	1,687,824		—
Total China				39,766,698	5,151,401	79,832,554
Colombia 0.1%
Ecopetrol S.A.		4,039	62,594		89,181	1,382,075
Denmark – 0.4%
AP Moller – Maersk A/S		31	480		49,662	768,958
D/S Norden A/S*		3,749	58,099		68,397	1,059,953
DSV A/S	31,243	2,213	34,296	2,474,312	175,260	2,716,096
Total Denmark				2,474,312	293,319	4,545,007
Finland – 0.1%
Nokia Oyj		9,906	153,516		59,438	921,127
See accompanying notes to pro forma financial statements.
4

	Shares			Value ($)
Description (All percentages are based on the Acquiring Fund Pro Forma’s net assets)	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma
France – 8.4%
Airbus SE	20,074	1,859	28,810	2,356,348	218,215	3,381,807
Alstom S.A.	39,075	6,213	96,285	1,779,023	282,868	4,383,703
BNP Paribas S.A.	61,429	8,897	137,880	4,742,273	686,842	10,644,237
Capgemini SE#	31,220	1,831	28,376	4,294,802	251,883	3,903,565
Cie de Saint-Gobain	65,697	14,116	218,760	3,437,334	738,563	11,445,743
Coface S.A.*		1,770	27,430		22,425	347,527
Danone S.A.(1)		4,671	72,388		378,378	5,863,848
Engie S.A.		6,626	102,685		116,230	1,801,249
Essilor International Cie Generale d’Optique S.A.		1,454	22,533		198,600	3,077,751
Kaufman & Broad S.A.#	52,643		—	2,773,332		—
Legrand S.A.	23,978	2,418	37,472	1,865,798	188,152	2,915,806
L’Oreal S.A.		833	12,909		200,578	3,108,353
Maisons du Monde S.A.(4)		2,933	45,454		119,180	1,846,991
Metropole Television S.A.		835	12,940		20,558	318,593
Neopost S.A.		2,401	37,209		64,787	1,004,022
Nexity S.A.#	39,927		—	2,496,644		—
Pernod Ricard S.A.	12,567	2,367	36,682	2,087,201	393,125	6,092,362
Peugeot S.A.(1)		6,419	99,477		158,059	2,449,482
Renault S.A.		448	6,943		48,555	752,493
Rexel S.A.		6,372	98,749		98,777	1,530,778
Safran S.A.	18,924	1,685	26,113	2,219,597	197,634	3,062,795
Schneider Electric SE	32,221	6,229	96,533	2,920,652	564,624	8,750,175
Societe Generale S.A.		2,784	43,145		152,365	2,361,270
Sopra Steria Group		322	4,990		68,733	1,065,154
Television Francaise(1)		4,939	76,541		61,744	956,862
TOTAL S.A.#	38,415	5,766	89,357	2,414,448	362,403	5,616,239
TOTAL S.A.#	41,500		—	2,598,315		—
Unibail-Rodamco SE		740	11,468		177,652	2,753,121
Valeo S.A.	39,315	3,258	50,490	2,628,570	217,827	3,375,721
Vicat S.A.		838	12,987		61,759	957,116
Vinci S.A.(1)#	42,131		—	4,212,411		—
Total France				42,826,748	6,050,516	93,766,763
Germany – 3.3%
adidas AG#	9,655		—	2,372,903		—
Allianz SE#	10,984		—	2,597,977		—
Beiersdorf AG		2,393	37,085		270,740	4,195,730
Brenntag AG#	71,860		—	4,115,564		—
CECONOMY AG		5,697	88,288		63,840	989,338
Daimler AG#	21,438		—	1,685,414		—
E.ON SE	164,005	43,285	670,801	1,795,815	473,960	7,345,128
Hamburger Hafen und Logistik AG		1,396	21,634		33,521	519,484
Henkel AG & Co. KGaA		2,972	46,058		377,696	5,853,267
Infineon Technologies AG		8,163	126,505		209,019	3,239,249
Metro AG*		4,827	74,806		69,833	1,082,226
Rheinmetall AG		139	2,154		18,165	281,488
RWE AG		3,330	51,606		79,593	1,233,471
Salzgitter AG		1,061	16,443		58,265	902,977
SAP SE#	21,143		—	2,349,105		—
Volkswagen AG	34,290	2,412	37,380	7,071,792	497,438	7,709,057
Zalando SE*(4)		4,828	74,821		248,433	3,850,035
Total Germany				21,988,570	2,400,503	37,201,450
See accompanying notes to pro forma financial statements.
5

	Shares			Value ($)
Description (All percentages are based on the Acquiring Fund Pro Forma’s net assets)	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma
Greece – 0.4%
Grivalia Properties REIC A.E.#	85,669		—	940,822		—
Hellenic Telecommunications Organization S.A.	77,175	14,561	225,656	1,123,543	211,985	3,285,189
OPAP S.A.#	77,207	4,969	77,006	923,809	59,456	921,404
Total Greece				2,988,174	271,441	4,206,593
Hong Kong – 2.7%
AIA Group Ltd.	238,020	22,715	352,021	2,127,232	203,009	3,146,082
AMVIG Holdings Ltd.		45,195	700,401		11,632	180,282
China Mobile Ltd.		13,830	214,328		131,751	2,041,795
China Resources Cement Holdings Ltd.		154,500	2,394,335		162,083	2,511,894
China Resources Gas Group Ltd.		42,700	661,735		157,034	2,433,597
China Unicom Hong Kong Ltd.*		91,140	1,412,425		128,876	1,997,173
CLP Holdings Ltd.		30,500	472,668		316,714	4,908,231
CST Group Ltd.*		216,000	3,347,419		958	14,736
Dah Sing Financial Holdings Ltd.		4,650	72,062		31,051	481,208
Global Brands Group Holding Ltd. *,#	6,277,165		—	309,333		—
G-Resources Group Ltd.*		1,177,890	18,254,128		9,721	151,454
Henderson Land Development Co., Ltd.		42,000	650,887		266,303	4,127,012
Hong Kong & China Gas Co., Ltd.#	821,000		—	1,715,435		—
Melco Resorts & Entertainment Ltd.#	96,559		—	3,013,606		—
Pacific Basin Shipping Ltd.*		253,210	3,924,074		67,327	1,043,410
Power Assets Holdings Ltd.#	398,480		—	2,967,537		—
Sands China Ltd.		76,587	1,186,893		442,625	6,859,527
Total Hong Kong				10,133,143	1,929,084	29,896,401
Hungary – 0.3%
Magyar Telekom Telecommunications plc		37,450	580,374		64,776	1,003,872
OTP Bank Nyrt		2,858	44,291		124,618	1,931,238
Total Hungary					189,394	2,935,110
India – 1.4%
Allahabad Bank*		18,273	283,182		13,372	207,232
Bharat Financial Inclusion Ltd.*		4,718	73,116		81,855	1,268,533
Canara Bank		14,009	217,102		55,377	858,204
Corp. Bank*		12,689	196,645		5,702	88,372
Eicher Motors Ltd.		253	3,921		117,659	1,823,484
HDFC Bank Ltd.		1,810	28,050		173,416	2,687,470
ICICI Bank Ltd.	377,893	26,547	411,407	1,607,496	112,927	1,750,059
ICICI Bank Ltd. ADR	110,462	23,755	368,139	940,032	202,155	3,132,863
Indiabulls Housing Finance Ltd.		5,061	78,432		98,628	1,528,467
IndusInd Bank Ltd.#	87,035		—	2,464,288		—
LIC Housing Finance Ltd.#	295,464		—	2,407,804		—
NTPC Ltd.#	782,184	25,439	394,236	2,013,024	65,470	1,014,601
Oberoi Realty Ltd.#	353,048		—	2,895,194		—
State Bank of India#	163,094	15,942	247,058	599,814	58,630	908,609
Total India				12,927,652	985,191	15,267,894
Ireland – 1.3%
Bank of Ireland Group plc#		27,324	200,968		245,135	1,802,965
Bank of Ireland Group plc#	673,559		222,481	6,042,767		2,005,619
Cairn Homes plc*		80,271	1,243,985		174,096	2,697,959
CRH plc#		6,379	98,857		226,527	3,510,550
CRH plc#	183,896		—	6,526,660		—
Experian plc#	81,550		—	1,868,487		—
Glenveagh Properties plc*(4)		94,734	1,468,122		126,527	1,960,824
Hibernia plc	706,071	79,664	1,234,578	1,237,423	139,615	2,163,635
Total Ireland				15,675,337	911,900	14,141,552
See accompanying notes to pro forma financial statements.
6

	Shares			Value ($)
Description (All percentages are based on the Acquiring Fund Pro Forma’s net assets)	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma
Isle of Man – 0.0%
GVC Holdings plc#	126,751		—	1,551,508		—
Israel – 0.0%
Wix.com Ltd.*,#	33,882		—	2,786,795		—
Italy – 3.7%
Anima Holding S.p.A.(3)#	821,739		—	5,895,932		—
Assicurazioni Generali S.p.A.		7,931	122,909		160,039	2,480,180
Banca Popolare dell’Emilia Romagna SC		14,066	217,985		81,196	1,258,318
Cerved Information Solutions S.p.A.#	122,534		—	1,482,774		—
Davide Campari-Milano S.p.A.		21,357	330,976		159,984	2,479,309
Eni S.p.A.		40,063	620,869		783,167	12,136,995
Ferrari N.V.#	21,600		—	2,649,819		—
FinecoBank Banca Fineco S.p.A.		29,877	463,013		355,768	5,513,465
Geox S.p.A.		11,349	175,879		38,172	591,569
Leonardo S.p.A.	187,136	17,861	276,797	2,162,281	206,377	3,198,278
Moncler S.p.A.		4,226	65,492		190,474	2,951,849
Pirelli & C. S.p.A.*(4)		22,456	348,008		194,558	3,015,108
Saipem S.p.A.*		16,273	252,188		62,150	963,157
UniCredit S.p.A.	107,218	18,979	294,123	2,324,477	411,463	6,376,559
Total Italy				14,515,283	2,643,348	40,964,787
Japan – 14.0%
Aisan Industry Co., Ltd.		3,200	49,591		33,016	511,651
Alpha Systems, Inc.		385	5,966		7,988	123,782
Avex, Inc.		4,380	67,878		60,461	936,981
Benesse Holdings, Inc.		1,170	18,132		42,615	660,425
Canon, Inc.		3,020	46,802		103,886	1,609,952
Cawachi Ltd.		1,130	17,512		26,273	407,168
Chiyoda Corp.		5,340	82,756		54,830	849,722
Chubu Steel Plate Co., Ltd.		1,310	20,301		9,084	140,773
Citizen Watch Co., Ltd.		9,510	147,379		70,857	1,098,091
CMIC Holdings Co., Ltd.		1,050	16,272		24,079	373,151
Dai-ichi Life Holdings, Inc.		5,900	91,434		117,130	1,815,194
Daiwa House Industry Co., Ltd.#	72,020		—	2,633,141		—
DeNA Co., Ltd.#	81,900	2,970	46,027	1,560,985	56,607	877,256
Eisai Co., Ltd.		4,240	65,709		284,373	4,407,037
Exedy Corp.		2,620	40,603		88,734	1,375,138
Ezaki Glico Co., Ltd.#	37,200		—	2,003,887		—
FANUC Corp.		815	12,630		174,582	2,705,478
Fuji Media Holdings, Inc.		3,385	52,458		55,497	860,054
Fujitsu Ltd.		19,910	308,551		120,703	1,870,560
Funai Electric Co., Ltd.		5,510	85,390		38,114	590,660
Fuso Chemical Co., Ltd.#	46,200		—	1,170,885		—
Gendai Agency, Inc.		1,235	19,139		6,093	94,419
Gree, Inc.		11,760	182,248		64,978	1,006,975
Hazama Ando Corp.#	298,900		—	2,401,633		—
Hisaka Works Ltd.		1,730	26,810		18,405	285,221
Hitachi Transport System Ltd.#	55,125		—	1,476,337		—
Honda Motor Co., Ltd.		7,340	113,750		252,393	3,911,397
Honeys Holdings Co., Ltd.		2,270	35,179		21,705	336,374
Hosiden Corp.		2,620	40,603		31,236	484,077
Ichiyoshi Securities Co., Ltd.		3,500	54,241		42,831	663,764
Inpex Corp.		6,540	101,352		83,606	1,295,664
Japan Airlines Co., Ltd.#	66,100		—	2,608,600		—
See accompanying notes to pro forma financial statements.
7

	Shares			Value ($)
Description (All percentages are based on the Acquiring Fund Pro Forma’s net assets)	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma
Japan Petroleum Exploration Co., Ltd.		3,010	46,647		78,327	1,213,866
Japan Steel Works Ltd.		1,590	24,641		52,081	807,119
JGC Corp.		4,130	64,004		101,222	1,568,674
JSR Corp.		5,080	78,726		95,697	1,483,048
KDDI Corp.#	162,005	7,620	118,090	4,348,796	204,548	3,169,959
Keihin Corp.		4,070	63,074		80,399	1,245,970
Komatsu Ltd.	67,300	6,010	93,139	2,294,170	204,873	3,174,988
Kyoei Steel Ltd.		3,520	54,551		73,298	1,135,937
LIXIL Group Corp.#	56,600		—	1,267,608		—
Mazda Motor Corp.#	76,870		—	1,068,793		—
Melco Holdings, Inc.		850	13,173		31,244	484,214
Minebea Mitsumi, Inc.#	116,200		—	2,324,094		—
Miraial Co., Ltd.		560	8,678		7,816	121,116
Mitsubishi Heavy Industries Ltd.		3,601	55,806		142,354	2,206,106
Mitsubishi Motors Corp.		4,570	70,823		34,009	527,051
Mitsubishi UFJ Financial Group, Inc.	332,100	113,449	1,758,154	2,225,516	760,261	11,781,937
Mitsui Fudosan Co., Ltd.		10,580	163,962		271,011	4,199,952
Mizuho Financial Group, Inc.		97,690	1,513,932		176,744	2,739,009
Nakayama Steel Works Ltd.		5,380	83,376		37,798	585,767
Neturen Co., Ltd.		1,820	28,205		18,354	284,434
Nexon Co., Ltd.*,#	197,320		—	2,871,282		—
Nichicon Corp.		5,650	87,560		63,750	987,957
Nidec Corp.		1,535	23,788		240,139	3,721,447
Nikon Corp.		3,020	46,802		52,549	814,378
Nintendo Co., Ltd.		615	9,531		258,408	4,004,698
Nippon Television Holdings, Inc.#	102,330	4,775	74,000	1,793,625	83,695	1,297,059
Nipro Corp.		8,200	127,078		118,022	1,829,021
Nishimatsuya Chain Co., Ltd.		2,830	43,857		34,788	539,112
Nissin Kogyo Co., Ltd.		4,380	67,878		76,854	1,191,034
NOK Corp.		4,130	64,004		84,464	1,308,965
Ono Pharmaceutical Co., Ltd.	41,600	8,866	137,399	961,595	204,940	3,176,017
Pacific Metals Co., Ltd.*		1,990	30,840		69,820	1,082,040
PAL GROUP Holdings Co., Ltd.		1,778	27,554		48,706	754,811
Pioneer Corp.*		38,640	598,816		60,275	934,094
Proto Corp.		650	10,073		9,330	144,592
Relia, Inc.		3,260	50,521		41,447	642,309
Sankyo Co., Ltd.		2,560	39,673		89,746	1,390,820
Sanwa Holdings Corp.#	336,890		—	4,326,035		—
Sanyo Shokai Ltd.		2,370	36,729		54,902	850,845
SCREEN Holdings Co., Ltd.	14,300	1,625	25,183	1,169,665	132,916	2,059,837
Seven & i Holdings Co., Ltd.		7,910	122,584		348,521	5,401,149
Shin-Etsu Chemical Co., Ltd.	18,500	3,884	60,192	1,856,469	389,758	6,040,248
Shinko Electric Industries Co., Ltd.		8,520	132,037		66,284	1,027,222
Showa Corp.		1,340	20,766		20,141	312,131
SoftBank Group Corp.	29,957	3,200	49,591	2,288,975	244,508	3,789,184
Sony Corp.	116,011	8,660	134,207	5,418,421	404,475	6,268,285
Sumitomo Mitsui Financial Group, Inc.	56,197	13,225	204,952	2,342,192	551,195	8,542,033
Sumitomo Mitsui Trust Holdings, Inc.		2,880	44,632		122,132	1,892,713
Sumitomo Osaka Cement Co., Ltd.	543,130		—	2,486,466		—
Sumitomo Riko Co., Ltd.		4,650	72,062		48,608	753,293
Suzuken Co., Ltd.		1,890	29,290		81,267	1,259,423
T&D Holdings, Inc.	101,500	20,575	318,857	1,723,875	349,446	5,415,466
Taiheiyo Cement Corp.#	63,534		—	2,399,041		—
Takeda Pharmaceutical Co., Ltd.		3,550	55,015		149,491	2,316,682
See accompanying notes to pro forma financial statements.
8

	Shares			Value ($)
Description (All percentages are based on the Acquiring Fund Pro Forma’s net assets)	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma
Tochigi Bank Ltd.		7,770	120,414		29,442	456,273
Tokai Rika Co., Ltd.		4,890	75,782		97,688	1,513,905
Tokio Marine Holdings, Inc.	64,900	7,162	110,992	3,063,101	338,027	5,238,515
Tokyo Seimitsu Co., Ltd.		1,860	28,825		70,645	1,094,813
Tokyo Steel Manufacturing Co., Ltd.		8,030	124,443		67,010	1,038,465
Toppan Forms Co., Ltd.		5,120	79,346		57,191	886,310
Toshiba Machine Co., Ltd.		8,120	125,838		53,787	833,551
Toyo Engineering Corp.*		4,250	65,864		44,216	685,236
Toyo Tire & Rubber Co., Ltd.		10,175	157,685		173,201	2,684,146
Toyoda Gosei Co., Ltd.		3,520	54,551		88,876	1,377,358
TV Asahi Holdings Corp.		1,820	28,205		42,682	661,452
Ushio, Inc.		5,120	79,346		72,174	1,118,493
Xebio Holdings Co., Ltd.		3,520	54,551		66,316	1,027,730
Yamato Kogyo Co., Ltd.		2,990	46,337		88,141	1,365,954
Total Japan				60,085,187	10,050,085	155,749,177
Jersey – 0.0%
Randgold Resources Ltd.#	17,647		—	1,431,172	—	—
Luxembourg – 0.5%
ArcelorMittal*,#	125,697		—	4,253,586		—
Spotify Technology S.A.*	23,044	2,056	31,862	3,725,524	332,394	5,151,131
Tenaris S.A.#	52,920		—	1,978,150		—
Total Luxembourg				9,957,260	332,394	5,151,131
Malaysia – 1.4%
IHH Healthcare Bhd		154,700	2,397,434		239,005	3,704,029
Kuala Lumpur Kepong Bhd#	336,900	55,900	866,300	2,183,405	362,280	5,614,391
Public Bank Bhd		72,000	1,115,806		435,670	6,751,740
Total Malaysia				2,183,405	1,036,955	16,070,160
Mexico – 0.0%
Corp. Inmobiliaria Vesta S.A.B. de C.V.#	1,361,020		—	1,953,978		—
Netherlands – 2.2%
AerCap Holdings N.V.	64,651	4,476	69,366	3,370,257	233,334	3,616,050
Fugro N.V.*		3,454	53,528		54,622	846,502
Heineken N.V.	32,709	3,612	55,976	3,443,451	380,254	5,892,891
ING Groep N.V.	94,678	20,447	316,874	1,595,373	344,542	5,339,487
Koninklijke Philips N.V.#	146,633	3,255	50,444	6,206,418	137,772	2,135,103
PostNL N.V.(1)		24,239	375,639		94,095	1,458,230
Royal Dutch Shell plc#		8,438	130,766		301,227	4,668,190
Royal Dutch Shell plc#	55,858		—	1,943,366		—
Total Netherlands				16,558,865	1,545,846	23,956,453
Norway – 0.6%
Statoil ASA		1,245	1,245		31,838	31,838
Storebrand ASA		5,312	82,322		45,398	703,549
Telenor ASA		9,263	143,552		205,026	3,177,365
Yara International ASA	28,204	3,394	52,598	1,189,604	143,154	2,218,509
Total Norway				1,189,604	425,416	6,131,261
Poland – 0.3%
Alior Bank S.A.*		4,946	76,650		99,505	1,542,068
CCC S.A.		1,600	24,796		117,535	1,821,499
Total Poland					217,040	3,363,567
See accompanying notes to pro forma financial statements.
9

	Shares			Value ($)
Description (All percentages are based on the Acquiring Fund Pro Forma’s net assets)	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma
Portugal – 0.3%
CTT-Correios de Portugal S.A.		10,330	160,087		38,093	590,337
Galp Energia SGPS S.A.		9,712	150,510		186,403	2,888,739
Total Portugal					224,496	3,479,076
Russia – 1.4%
Gazprom PJSC		26,494	410,586		122,256	1,894,649
LUKOIL PJSC		2,290	35,489		152,642	2,365,545
Sberbank of Russia PJSC*		10,478	162,381		37,769	585,319
Sberbank of Russia PJSC	28,900	3,340	51,761	427,323	49,386	765,352
Surgutneftegas OJSC		18,770	290,885		87,963	1,363,203
Yandex N.V.*	168,229	17,311	268,274	5,612,119	577,495	8,949,620
Total Russia				6,039,442	1,027,511	15,923,688
Singapore – 1.5%
DBS Group Holdings Ltd.		15,560	241,138		359,002	5,563,560
Oversea-Chinese Banking Corp. Ltd.		36,279	562,227		374,710	5,807,017
Singapore Telecommunications Ltd.	632,700	130,700	2,025,499	1,682,513	347,565	5,386,378
Total Singapore				1,682,513	1,081,277	16,756,955
South Africa – 0.4%
Anglo American Platinum Ltd.		2,135	33,087		57,293	887,893
Gold Fields Ltd.		21,286	329,876		80,813	1,252,375
Impala Platinum Holdings Ltd.*		12,888	199,729		22,955	355,738
Nampak Ltd.*		56,610	877,303		63,127	978,282
Raubex Group Ltd.		18,152	281,307		30,144	467,166
Total South Africa					254,332	3,941,454
South Korea – 3.6%
CJ CheilJedang Corp.#	16,645	1,061	16,443	5,321,784	339,226	5,257,200
CJ E&M Corp.#	21,162	2,126	32,947	1,785,460	179,373	2,779,772
CJ Logistics Corp.*		292	4,525		42,573	659,731
Hugel, Inc.*,#	5,108	207	3,208	2,397,664	97,164	1,505,815
Hyundai Engineering & Construction Co., Ltd.		2,463	38,170		145,867	2,260,550
ING Life Insurance Korea Ltd.(4)		3,315	51,374		127,354	1,973,670
KB Financial Group, Inc.		1,839	28,500		104,483	1,619,230
Kia Motors Corp.		3,446	53,404		106,394	1,648,832
KT Corp.		4,004	62,051		101,805	1,577,696
NCSoft Corp.		304	4,711		101,893	1,579,000
NHN Entertainment Corp.*		934	14,474		53,538	829,675
Samsung Electronics Co., Ltd.*(2)(3)#	3,736	387	5,997	9,260,075	959,221	14,865,345
Shinhan Financial Group Co., Ltd.		2,008	31,119		89,409	1,385,626
SK Hynix, Inc.#	33,123		—	2,604,925		—
Ssangyong Cement Industrial Co., Ltd.		4,382	67,909		122,469	1,897,928
Tongyang Life Insurance Co., Ltd.		6,651	103,073		51,161	792,858
Total South Korea				21,369,908	2,621,930	40,632,928
Spain – 2.1%
Aedas Homes SAU*(4)	30,649	2,277	35,287	1,091,846	81,116	1,257,071
Almirall S.A.		3,278	50,800		40,746	631,454
Atento S.A.#	213,088		—	1,598,160		—
CaixaBank S.A.		65,054	1,008,162		316,349	4,902,589
Cellnex Telecom S.A.(4)		6,683	103,569		179,233	2,777,638
Iberdrola S.A.	541,942	43,523	674,489	4,187,011	336,256	5,211,058
Industria de Diseno Textil S.A.(1)	73,536	5,108	79,160	2,279,482	158,339	2,453,816
Metrovacesa S.A.*(4)	70,353	6,277	97,277	1,264,179	112,792	1,747,979
Neinor Homes S.A.*(4)	103,999	11,581	179,474	2,013,329	224,198	3,474,457
Parques Reunidos Servicios Centrales SAU(4)#	125,474		—	2,063,735		—
Prosegur Cia de Seguridad S.A.#	345,321		—	2,610,348		—
See accompanying notes to pro forma financial statements.
10

	Shares			Value ($)
Description (All percentages are based on the Acquiring Fund Pro Forma’s net assets)	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma
Unicaja Banco S.A.*(4)		36,073	559,035		65,426	1,013,922
Total Spain				17,108,090	1,514,455	23,469,984
Sweden – 1.1%
Assa Abloy AB(1)#	126,344	8,308	128,752	2,647,781	174,110	2,698,245
Atlas Copco AB*		4,251	65,879		166,241	2,576,284
BillerudKorsnas AB#	108,524		—	1,594,608		—
Essity AB		9,418	145,954		238,889	3,702,152
Klarna Holding AB*(2)(3)(4)(5)	2,210		2,210	303,360		303,360
Qliro Group AB*		14,953	231,731		18,096	280,441
SAS AB*		21,903	339,438		54,661	847,101
Telefonaktiebolaget LM Ericsson		18,295	283,523		139,471	2,161,437
Total Sweden				4,545,749	791,468	12,569,020
Switzerland – 6.8%
Adecco Group AG		1,115	17,280		73,841	1,144,371
Chocoladefabriken Lindt & Spruengli AG*		3	46		227,541	3,488,959
Chubb Ltd.#	30,960		—	4,200,343		—
Cie Financiere Richemont S.A.#	25,845		—	2,456,791		—
GAM Holding AG*		5,426	84,088		86,611	1,342,230
Geberit AG		673	10,430		287,191	4,450,815
Givaudan S.A.		111	1,720		247,091	3,828,804
Julius Baer Group Ltd.*		5,170	80,121		306,831	4,755,045
Kuehne + Nagel International AG	15,416	1,625	25,183	2,400,207	253,006	3,920,889
LafargeHolcim Ltd.*		4,552	70,544		252,870	3,918,825
Nestle S.A.	61,371	6,228	96,517	4,754,416	482,484	7,477,180
Novartis AG	56,287	9,754	151,161	4,332,652	750,807	11,635,511
Roche Holding AG#	13,395		—	2,976,200		—
Schindler Holding AG#		1,718	26,624		354,744	5,497,497
Schindler Holding AG#	9,653		—	1,931,559		—
Swiss Prime Site AG*		4,582	71,009		429,306	6,653,111
Swisscom AG(1)		658	10,197		315,598	4,890,811
UBS Group AG*	344,383	41,592	644,564	5,780,431	698,117	10,818,939
Zurich Insurance Group AG#	7,844	354	5,486	2,505,651	113,080	1,752,422
Total Switzerland				31,338,250	4,879,118	75,575,409
Taiwan – 3.2%
Acer, Inc.*		91,840	1,423,273		70,041	1,085,392
Catcher Technology Co., Ltd.#	148,000	23,765	368,294	1,641,345	263,558	4,084,449
Chunghwa Telecom Co., Ltd.		89,000	1,379,261		338,651	5,248,223
Compal Electronics, Inc.		139,800	2,166,524		91,059	1,411,267
Elite Material Co., Ltd.#	501,000		—	1,227,768		—
Formosa Chemicals & Fibre Corp.		74,000	1,146,801		271,887	4,213,572
Formosa Plastics Corp.		89,000	1,379,261		312,322	4,840,106
MediaTek, Inc.		2,890	44,787		32,870	509,390
Nan Ya Plastics Corp.		107,000	1,658,212		293,071	4,541,841
PChome Online, Inc.		24,000	371,935		111,173	1,722,878
Shin Kong Financial Holding Co., Ltd.		179,410	2,780,373		72,916	1,129,947
Silicon Motion Technology Corp.#	49,920		—	2,256,883		—
Simplo Technology Co., Ltd.*		9,810	152,029		54,847	849,979
Taiwan Mobile Co., Ltd.#	531,000		—	1,960,932		—
Taiwan Semiconductor Manufacturing Co., Ltd.*,#	388,630	50,050	775,640	2,960,326	381,248	5,908,299
WPG Holdings Ltd.#	972,020		—	1,307,988		—
Total Taiwan				11,355,242	2,293,643	35,545,343
See accompanying notes to pro forma financial statements.
11

	Shares			Value ($)
Description (All percentages are based on the Acquiring Fund Pro Forma’s net assets)	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma
United Kingdom – 11.4%
Acacia Mining plc		20,683	320,531		41,003	635,422
Anglo American plc	126,471	12,852	199,171	2,975,768	302,398	4,686,348
Aptiv plc#	18,451		—	1,560,585		—
AstraZeneca plc#	52,518	13,393	207,555	3,676,381	937,541	14,529,328
AstraZeneca plc ADR	138,135		—	4,907,937		—
B&M European Value Retail S.A.#	530,581		—	2,956,735		—
BP plc		50,240	778,585		373,181	5,783,328
British American Tobacco plc#	82,391	1,789	27,725	4,518,939	98,122	1,520,645
BT Group plc		105,570	1,636,051		362,352	5,615,422
Centrica plc		53,680	831,896		113,660	1,761,455
Cobham plc*	1,077,579	91,197	1,413,308	1,701,901	144,034	2,232,149
Compass Group plc	129,023	14,985	232,227	2,767,899	321,469	4,981,913
Diageo plc#	153,030	5,933	91,946	5,459,291	211,658	3,280,144
Fiat Chrysler Automobiles N.V.*		9,772	151,440		217,122	3,364,815
GlaxoSmithKline plc		25,072	388,549		502,873	7,793,204
Glencore plc*	472,924	33,722	522,600	2,278,072	162,439	2,517,361
Go-Ahead Group plc		3,284	50,893		87,322	1,353,250
Grainger plc		50,095	776,338		215,742	3,343,453
Halfords Group plc		13,969	216,482		72,798	1,128,174
Hays plc		31,482	487,886		77,582	1,202,298
Hikma Pharmaceuticals plc#	113,637		—	2,003,698		—
HSBC Holdings plc	272,689	34,851	540,097	2,714,885	346,976	5,377,198
IHS Markit Ltd.*,#	63,294		—	3,109,634		—
Imperial Brands plc		6,388	98,997		228,560	3,542,073
J Sainsbury plc		29,471	456,721		125,050	1,937,957
Just Eat plc*		18,825	291,737		200,409	3,105,803
Lancashire Holdings Ltd.#	425,610		—	3,492,185		—
Marks & Spencer Group plc		20,312	314,781		80,314	1,244,644
National Grid plc	339,947	31,402	486,647	3,933,166	363,319	5,630,471
Petra Diamonds Ltd.*		33,473	518,741		31,453	487,411
Prudential plc#	64,314		—	1,653,772		—
QinetiQ Group plc	349,962	37,941	587,983	1,106,314	119,941	1,858,748
Reckitt Benckiser Group plc	31,021	3,522	54,582	2,433,535	276,294	4,281,848
RELX N.V.(1)		16,405	254,233		349,051	5,409,341
RELX plc	108,893	16,008	248,081	2,327,369	342,139	5,302,234
SIG plc		23,424	363,009		45,792	709,647
Smith & Nephew plc	74,248	17,608	272,877	1,421,926	337,211	5,225,870
Standard Chartered plc		12,886	199,698		135,355	2,097,628
SThree plc		3,069	47,561		13,668	211,818
Ultra Electronics Holdings plc	96,776	9,855	152,726	1,875,899	191,029	2,960,429
Unilever N.V.#	60,055		—	3,430,341		—
Unilever N.V.#		7,323	113,487		419,817	6,506,050
Vodafone Group plc	531,112	111,797	1,732,553	1,549,896	326,247	5,055,942
Willis Towers Watson plc#	16,440		—	2,441,504		—
Total United Kingdom				66,297,632	8,173,921	126,673,821
United States – 0.1%
3M Co.#	8,565		—	1,664,950		—
Abbott Laboratories#	31,033		—	1,803,948		—
Acacia Communications, Inc.*(1)#	39,820		—	1,120,933		—
Accenture plc#	29,152		—	4,407,782		—
Adobe Systems, Inc.*,#	12,447		—	2,758,255		—
ADT, Inc.(1)#	39,606		—	352,890		—
Aetna, Inc.#	11,234		—	2,011,448		—
Allergan plc#	10,180		—	1,564,157		—
Alliance Data Systems Corp.#	11,264		—	2,287,155		—
See accompanying notes to pro forma financial statements.
12

	Shares			Value ($)
Description (All percentages are based on the Acquiring Fund Pro Forma’s net assets)	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma
Allstar Co.*(2)(3)(4)(5)	727,000		727,000	87,240		87,240
Allstate Corp.#	18,423		—	1,802,138		—
Alphabet, Inc.*,#	2,621		—	2,669,698		—
Alphabet, Inc.*,#	10,190		—	10,366,593		—
Altria Group, Inc.#	28,796		—	1,615,744		—
Amazon.com, Inc.*,#	1,203		—	1,884,054		—
Amdocs Ltd.#	26,693		—	1,795,104		—
American Express Co.#	36,492		—	3,603,585		—
American International Group, Inc.#	82,504		—	4,620,224		—
American Tower Corp.#	37,236		—	5,077,501		—
Anadarko Petroleum Corp.#	60,131		—	4,048,019		—
Apple, Inc.#	20,742		—	3,427,823		—
Automatic Data Processing, Inc.#	23,877		—	2,819,396		—
AvalonBay Communities, Inc.#	10,585		—	1,725,355		—
Ball Corp.#	66,965		—	2,684,627		—
Bank of America Corp.#	279,137		—	8,351,779		—
Baxter International, Inc.#	44,733		—	3,108,944		—
Becton Dickinson and Co.#	7,499		—	1,738,793		—
Berkshire Hathaway, Inc.*,#	12,115		—	2,347,039		—
Biogen, Inc.*,#	6,885		—	1,883,736		—
Booking Holdings, Inc.*,#	1,344		—	2,927,232		—
Bristol-Myers Squibb Co.#	113,278		—	5,905,182		—
Broadcom, Inc.#	14,251		—	3,269,464		—
Cardinal Health, Inc.#	41,372		—	2,654,841		—
Celanese Corp.#	24,324		—	2,643,289		—
Chevron Corp.#	13,993		—	1,750,664		—
Chipotle Mexican Grill, Inc.*,#	15,741		—	6,663,638		—
Cimarex Energy Co.#	23,049		—	2,318,499		—
Citigroup, Inc.#	34,892		—	2,382,077		—
Citizens Financial Group, Inc.#	31,346		—	1,300,546		—
Clorox Co.#	12,418		—	1,455,390		—
Coca-Cola Co.#	97,956		—	4,232,679		—
Colgate-Palmolive Co.#	49,681		—	3,240,692		—
Comcast Corp.#	44,100		—	1,384,299		—
Concho Resources, Inc.*,#	12,790		—	2,010,716		—
Consolidated Edison, Inc.#	28,547		—	2,287,471		—
CoStar Group, Inc.*,#	11,298		—	4,142,525		—
Costco Wholesale Corp.#	13,356		—	2,633,269		—
Coty, Inc.#	242,432		—	4,206,195		—
CSX Corp.#	101,009		—	5,998,925		—
Danaher Corp.#	45,933		—	4,607,999		—
Deere & Co.#	16,746		—	2,266,236		—
Delta Air Lines, Inc.#	42,046		—	2,195,642		—
Diamondback Energy, Inc.*,#	21,934		—	2,817,422		—
Dollar Tree, Inc.*,#	27,664		—	2,652,701		—
Dominion Energy, Inc.#	29,115		—	1,937,894		—
DraftKings, Inc.*(2)(3)(4)(5)	202,061		202,061	268,741		268,741
Duke Energy Corp.#	34,307		—	2,750,049		—
Ecolab, Inc.#	17,564		—	2,542,740		—
Edwards Lifesciences Corp.*,#	29,497		—	3,756,738		—
Envision Healthcare Corp.*,#	40,743		—	1,514,417		—
EOG Resources, Inc.#	14,426		—	1,704,721		—
Equity Residential#	30,227		—	1,865,308		—
Exact Sciences Corp.*,#	67,134		—	3,357,371		—
Expedia Group, Inc.#	16,111		—	1,855,021		—
Exxon Mobil Corp.#	27,484		—	2,136,881		—
See accompanying notes to pro forma financial statements.
13

	Shares			Value ($)
Description (All percentages are based on the Acquiring Fund Pro Forma’s net assets)	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma
Facebook, Inc.*,#	65,535		—	11,272,020		—
Fidelity National Information Services, Inc.#	20,474		—	1,944,416		—
First Republic Bank#	20,551		—	1,908,571		—
Fiserv, Inc.*,#	33,973		—	2,407,327		—
Five Prime Therapeutics, Inc.*,#	26,008		—	435,634		—
FleetCor Technologies, Inc.*,#	11,192		—	2,319,878		—
Flex Ltd.*,#	181,933		—	2,365,129		—
ForeScout Technologies, Inc.*,#	15,321		—	490,119		—
General Dynamics Corp.#	13,829		—	2,783,916		—
General Motors Co.#	94,104		—	3,457,381		—
Genesee & Wyoming, Inc.*,#	37,003		—	2,634,614		—
Genpact Ltd.#	41,638		—	1,327,836		—
Global Payments, Inc.#	27,621		—	3,122,554		—
Guidewire Software, Inc.*,#	43,791		—	3,705,594		—
Halliburton Co.#	139,659		—	7,400,530		—
Heron Therapeutics, Inc.*,#	20,000		—	606,000		—
Hess Corp.#	28,359		—	1,616,179		—
Hilton Worldwide Holdings, Inc.#	16,200		—	1,277,208		—
Home Depot, Inc.#	12,168		—	2,248,646		—
Honest Co.*(2)(3)(4)(5)#	5,968		5,968	105,514		105,514
Honeywell International, Inc.#	17,386		—	2,515,406		—
Host Hotels & Resorts, Inc.#	111,882		—	2,188,412		—
Illinois Tool Works, Inc.#	12,700		—	1,803,654		—
Incyte Corp.*,#	27,700		—	1,715,738		—
Intercontinental Exchange, Inc.#	44,500		—	3,224,470		—
International Paper Co.#	34,475		—	1,777,531		—
JAND, Inc.*(2)(3)(4)(5)	5,907		5,907	79,213		79,213
Johnson & Johnson#	33,545		—	4,243,107		—
Johnson Controls International plc#	36,900		—	1,249,803		—
JP Morgan Chase & Co.#	21,427		—	2,330,829		—
KeyCorp#	158,601		—	3,159,332		—
Keysight Technologies, Inc. 8#	46,159		—	2,385,497		—
Kimberly-Clark Corp.#	16,365		—	1,694,432		—
KLA-Tencor Corp.#	67,248		—	6,841,811		—
Knight-Swift Transportation Holdings, Inc.*,#	78,694		—	3,069,853		—
Kroger Co.#	159,778		—	4,024,808		—
Laredo Petroleum, Inc.*,#	147,059		—	1,617,649		—
Las Vegas Sands Corp.#	62,378		—	4,574,179		—
Lockheed Martin Corp.#	8,951		—	2,871,839		—
Marsh & McLennan Cos., Inc.#	23,740		—	1,934,810		—
Mastercard, Inc.#	14,311		—	2,551,222		—
McDonald’s Corp.#	27,056		—	4,530,257		—
McKesson Corp.#	22,069		—	3,447,399		—
Medtronic plc#	58,502		—	4,687,765		—
Merck & Co., Inc.#	69,553		—	4,094,585		—
MetLife, Inc.#	84,509		—	4,028,544		—
MGM Resorts International#	82,329		—	2,586,777		—
Microchip Technology, Inc.#	25,897		—	2,166,543		—
Micron Technology, Inc.*,#	112,973		—	5,194,499		—
Microsoft Corp.#	54,353		—	5,083,093		—
Mondelez International, Inc.#	39,880		—	1,575,260		—
Mylan N.V.*,#	86,417		—	3,349,523		—
Newell Brands, Inc.#	95,784		—	2,646,512		—
NextEra Energy, Inc.#	14,842		—	2,432,752		—
NIKE, Inc.#	163,388		—	11,174,105		—
NVIDIA Corp.#	9,934		—	2,234,157		—
See accompanying notes to pro forma financial statements.
14

	Shares			Value ($)
Description (All percentages are based on the Acquiring Fund Pro Forma’s net assets)	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma
Packaging Corp. of America#	25,417		—	2,940,493		—
PayPal Holdings, Inc.*,#	53,663		—	4,003,796		—
PepsiCo, Inc.#	37,442		—	3,779,395		—
Pfizer, Inc.#	73,602		—	2,694,569		—
Philip Morris International, Inc.#	45,879		—	3,762,078		—
PNC Financial Services Group, Inc.#	26,786		—	3,900,309		—
PPG Industries, Inc.#	11,615		—	1,229,796		—
Praxair, Inc.#	38,191		—	5,824,891		—
Procter & Gamble Co.#	44,271		—	3,202,564		—
Prologis, Inc#	24,918		—	1,617,427		—
Public Storage#	26,752		—	5,398,018		—
QUALCOMM, Inc.#	70,466		—	3,594,471		—
Raytheon Co.#	9,358		—	1,917,828		—
Reliance Steel & Aluminum Co.#	44,641		—	3,924,837		—
salesforce.com, Inc.*,#	37,728		—	4,564,711		—
Samsonite International S.A.#	482,400		—	2,175,958		—
Seattle Genetics, Inc.*,#	24,747		—	1,266,799		—
ServiceNow, Inc.*,#	25,360		—	4,213,310		—
Simon Property Group, Inc.#	10,058		—	1,572,468		—
Southwestern Energy Co.*,#	93,908		—	385,023		—
SS&C Technologies Holdings, Inc.#	49,365		—	2,450,972		—
Steelcase, Inc.#	168,140		—	2,227,855		—
STORE Capital Corp.#	70,145		—	1,769,758		—
SunTrust Banks, Inc.#	53,906		—	3,600,921		—
Synchrony Financial#	44,172		—	1,465,185		—
Tapestry, Inc.#	39,314		—	2,113,914		—
TD Ameritrade Holding Corp.#	44,218		—	2,568,624		—
Teradyne, Inc.#	44,891		—	1,461,202		—
TESARO, Inc.*,#	24,177		—	1,230,851		—
Thermo Fisher Scientific, Inc.#	16,161		—	3,399,467		—
TJX Cos., Inc.#	37,934		—	3,218,700		—
Tory Burch LLC*(2)(3)(4)(5)	16,188		16,188	889,524		889,524
Trade Desk, Inc.*(1)#	59,540		—	3,046,662		—
Under Armour, Inc.*(1)#	266,460		—	4,732,330		—
Under Armour, Inc.*(1)#	323,674		—	4,968,396		—
United Parcel Service, Inc.#	41,230		—	4,679,605		—
United Technologies Corp.#	21,713		—	2,608,817		—
UnitedHealth Group, Inc.#	33,986		—	8,034,290		—
US Bancorp#	38,829		—	1,958,923		—
Verint Systems, Inc.*,#	30,888		—	1,300,385		—
Verizon Communications, Inc.#	59,999		—	2,960,951		—
Visa, Inc.#	31,966		—	4,055,846		—
Vulcan Materials Co.#	15,762		—	1,760,458		—
Walgreens Boots Alliance, Inc.#	54,017		—	3,589,430		—
Walt Disney Co.#	17,702		—	1,776,041		—
Wayfair, Inc.*,#	23,017		—	1,433,959		—
Western Digital Corp.#	38,394		—	3,025,063		—
WeWork Companies, Inc.*(2)(3)(4)(5)	1,485		1,485	76,938		76,938
Workday, Inc.*,#	22,982		—	2,869,073		—
WPX Energy, Inc.*,#	122,340		—	2,090,791		—
Xcel Energy, Inc.#	51,417		—	2,408,372		—
Zuora, Inc.*,#	2,900		—	55,854		—
Total United States				499,578,714		1,507,170
Vietnam – 0.0%
Vincom Retail JSC		16,660	258,185		33,685	522,024
See accompanying notes to pro forma financial statements.
15

	Shares			Value ($)
Description (All percentages are based on the Acquiring Fund Pro Forma’s net assets)	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma
TOTAL COMMON STOCK (Cost $1,034,614,375)				1,010,739,544	68,992,883	1,070,525,145
Exchange-Traded Funds
Other Investment Pools & Funds 2.0%
iShares MSCI ACWI ETF(1)#	146,513		—	10,547,471		—
iShares Core MSCI EAFE ETF		464	7,191		30,921	479,208
iShares MSCI ACWI ex U.S. ETF		28,151	436,265		1,406,705	21,800,162
Total Exchange-Traded Funds (Cost $12,137,809)				10,547,471	1,437,626	22,279,370
Preferred Stocks – 1.4%
Brazil
Cia Paranaense de Energia		10,100	156,523		77,238	1,196,979
Telefonica Brasil S.A.		3,100	48,042		43,484	673,894
United States
Airbnb, Inc.*(2)(3)(4)(5)	5,648		5,648	593,040		593,040
Coupang LLC*(2)(3)(4)(5)	225,050		225,050	1,120,096		1,120,096
Dropbox, Inc.*(2)(3)(4)(5)(6)	7,113		7,113	197,267		197,267
Essence Group Holdings Corp. *(2)(3)(4)(5)	243,469		243,469	506,415		506,415
General Assembly Space, Inc.*(2)(3)(4)(5)	5,988		5,988	403,613		403,613
JAND, Inc.*(2)(3)(4)(5)	13,190		13,190	182,286		182,286
Lookout, Inc.*(2)(3)(4)(5)	38,688		38,688	319,950		319,950
MarkLogic Corp.*(2)(3)(4)(5)	51,890		51,890	514,749		514,749
Pinterest, Inc.*(2)(3)(4)(5)	249,735		249,735	1,588,315		1,588,315
Rubicon Global Holdings LLC*(2)(3)(4)(5)	15,711		15,711	460,332		460,332
Uber Technologies, Inc.*(2)(3)(4)(5)	133,270		133,270	4,677,777		4,677,777
WeWork Companies, Inc.*(2)(3)(4)(5)	20,282		20,282	1,050,811		1,050,811
WeWork Companies, Inc.*(2)(3)(4)(5)	15,935		15,935	825,592		825,592
Zuora, Inc.*(2)(3)(4)(5)(6)	80,354		80,354	1,407,473		1,407,473
Total Preferred Stocks (cost $8,807,790)				13,847,716	120,722	15,718,589
Convertible Preferred Stocks – 0.0%
United States
Honest Co.*(2)(3)(4)(5)	13,926		13,926	425,021		425,021
Total Convertible Preferred Stocks (cost $376,800)				425,021		425,021
Rights – 0.0%
United Kingdom
GVC CVR*(4)(5)	825,418		825,418	—		—
Total Rights (cost $—)				—		—
Warrants – 0.0%
British Virgin Islands
J2 Acquisition Ltd.*,#	159,200		—	78,008		—
Total Warrants (cost $—)				78,008		—
Escrows – 0.0%
United States
Birst, Inc. Escrow*(2)(3)(4)(5)	151,796		151,796	14,421		14,421
Lithium Technology Corp., Escrow*(2)(3)(4)(5)	198,151		198,151	59,445		59,445
One Kings Lane, Inc., Escrow*(2)(3)(4)(5)	46,766		46,766	8,418		8,418
Veracode, Inc. Escrow*(2)(3)(4)(5)	28,813		28,813	115,828		115,828
Total Escrows (cost $—)				198,112		198,112
See accompanying notes to pro forma financial statements.
16

	Shares			Value ($)
Description (All percentages are based on the Acquiring Fund Pro Forma’s net assets)	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma	Acquired Fund	Acquiring Fund	Acquiring Fund Pro Forma
Total Long-Term Investments (cost $1,055,938,366)				1,035,835,872	70,551,231	1,109,146,237
SHORT-TERM INVESTMENTS – 2.5%
Other Investment Pools & Funds – 0.7%
BlackRock Liquidity Funds TempFund Portfolio,	6,543,901	1,367,267	7,911,168	6,543,901	1,367,267	5,152,034
Institutional Class, 1.60%(7)
Securities Lending Collateral – 1.5%
Citibank NA DDCA, 1.50%, 5/1/2018(7)	884,955	92,703	977,658	884,955	92,703	977,658
Goldman Sachs Financial Sq, Government Institutional Fund, 1.60%(7)	9,417,669	986,537	7,645,072	9,417,669	986,537	10,404,206
Invesco Government & Agency Portfolio, 1.60%(7)	7,396,485	774,810	8,171,295	7,396,485	774,810	8,171,295
TOTAL SHORT-TERM INVESTMENTS (Cost $24,705,193)				24,243,010	3,221,317	24,705,193
TOTAL INVESTMENTS – 101.8% (Cost $1,083,402,693) (f)				1,060,078,882	73,772,548	1,133,851,430
Other Assets/(Liabilities) – (1.8)%				(18,767,246)	(1,393,593)	(20,160,839)
NET ASSETS – 100.0%				1,041,311,636	72,378,955	1,113,690,591
Note:   Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.
*
Non-income producing.

(1)
Represents entire or partial securities on loan.

(2)
Investment valued using significant unobservable inputs.

(3)
This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2018, the aggregate fair value of this security was $27,256,293, which represented 2.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)
This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At April 30, 2018, the aggregate value of these securities was $27,256,293, which represents 2.4% of total net assets.

(5)
Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2018, the aggregate value of these securities was $32,360,729, which represented 2.9% of total net assets.

(6)
The following illiquid securities are considered restricted due to a contractual lock-up period associated with the securities.

Period Acquired	Security Name	Shares/Par Value	Base Total Cost	Base Market Value
1.2014	Dropbox, Inc. Series C Preferred	7,113	$203,791	$197,267
1.2015	Zuora, Inc. Series F Preferred	80,354	610,582	1,407,473
			$814,373	$1,604,740
(7)
Current yield as of period end.

#
All or a portion of this security to be sold in connection with the Reorganization.

See accompanying notes to pro forma financial statements.
17

Foreign Currency Contracts Outstanding at April 30, 2018 of the Acquired Fund
Amount and Description of Currency to be Purchased	Amount and Description of Currency to be Sold	Counterparty	Settlement Date	Appreciation	Depreciation
6,104,697 USD	645,590,000 JPY	ANZ	6/20/2018	$178,345	$—
GLOSSARY: (abbreviations used in preceding Schedule of Investments)
Counterparty Abbreviations:
ANZ Australia and New Zealand Banking Group
Currency Abbreviations:
JPY Japanese Yen
USD United States Dollar
Other Abbreviations:
ACWI All Country World Index
ADR American Depositary Receipt
DDCA Dollars on Deposit in Custody Account
ETF Exchange-Traded Fund
MSCI Morgan Stanley Capital International
PJSC Private Joint Stock Company
REIC Real Estate Investment Company
REIT Real Estate Investment Trust
JSC Joint Stock Company
OJSC Open Joint Stock Company
Fair Valuation Summary
Acquired Fund
The following is the aggregate value by input level, as of April 30, 2018:
Assets	Level 1(1)	Level 2(1)	Level 3(1)	Total
Common Stock
Australia	$2,611,112	$7,072,519	—	$9,683,631
Austria	—	4,422,165	—	4,422,165
Bermuda	4,148,278	—	—	4,148,278
Brazil	29,217,406	—	—	29,217,406
British Virgin Islands	1,489,157	—	692,081	2,181,238
Canada	39,439,654	—	—	39,439,654
Chile	—	1,337,941	—	1,337,941
China	32,951,050	6,756,998	58,650	39,766,698
Denmark	2,474,312	—	—	2,474,312
France	7,232,360	35,594,388	—	42,826,748
Germany	7,319,985	14,668,585	—	21,988,570
Greece	—	2,988,174	—	2,988,174
Hong Kong	8,005,911	2,127,232	—	10,133,143
India	940,032	11,987,620	—	12,927,652
Ireland	1,868,487	13,806,850	—	15,675,337
Isle of Man	—	1,551,508	—	1,551,508
See accompanying notes to pro forma financial statements.
18

Assets	Level 1(1)	Level 2(1)	Level 3(1)	Total
Israel	2,786,795	—	—	2,786,795
Italy	—	14,515,283	—	14,515,283
Japan	15,986,444	44,098,743	—	60,085,187
Jersey	1,431,172	—	—	1,431,172
Luxembourg	9,957,260	—	—	9,957,260
Malaysia	2,183,405	—	—	2,183,405
Mexico	1,953,978	—	—	1,953,978
Netherlands	13,115,414	3,443,451	—	16,558,865
Norway	—	1,189,604	—	1,189,604
Russia	6,039,442	—	—	6,039,442
Singapore	1,682,513	—	—	1,682,513
South Korea	11,865,000	9,504,908	—	21,369,908
Spain	8,297,402	8,810,688	—	17,108,090
Sweden	—	4,242,389	303,360	4,545,749
Switzerland	26,949,900	4,388,350	—	31,338,250
Taiwan	11,355,242	—	—	11,355,242
United Kingdom	48,129,187	18,168,445	—	66,297,632
United States	352,040,799	136,770,670	10,767,245	499,578,714
Exchange-Traded Funds	10,547,471	—	—	10,547,471
Preferred Stocks	—	—	13,847,716	13,847,716
Convertible Preferred Stocks	—	—	425,021	425,021
Rights	—	—	—	—
Warrants	78,008	—	—	78,008
Escrows	—	—	198,112	198,112
Short-Term Investments	24,243,010	—	—	24,243,010
Foreign Currency Contracts(2)	—	178,345	—	178,345
Total Investments	$686,340,186	$347,624,856	$26,292,185	$1,060,257,227
(1)
For the year ended April 30, 2018 investments valued at $17,791,783 were transferred from Level 1 to Level 2 due to the application of a fair valuation factor; investments valued at $8,263,031 were transferred from Level 2 to Level 3 due to the unavailability of active market pricing; investments valued at $5,056,817 were transferred from Level 2 to Level 1 due to the discontinuation of a fair valuation factor; investments valued at $531,258 were transferred from Level 1 to Level 3 due to the unavailability of active market pricing.

(2)
Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The following is a rollforward of the Acquired Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended April 30, 2018:
Investments in Securities	Common Stocks	Preferred Stocks	Convertible Preferred Stocks	Escrows	Total
Beginning balance	$2,212,798	$16,546,289	$425,021	$—	$19,184,108
Conversions*	(207,331)	—	—	207,331	—
Accrued Discounts (Premiums)	—	—	—	—	—
Realized Gain (Loss)	351,318	612,969	—	—	964,287
Change in Unrealized Appreciation (Depreciation)	52,421	(1,747,001)	—	(9,219)	(1,703,799)
Net Purchases	3,130,770	—	—	—	3,130,770
Net Sales	(2,512,929)	(1,564,541)	—	—	(4,077,470)
See accompanying notes to pro forma financial statements.
19

Investments in Securities	Common Stocks	Preferred Stocks	Convertible Preferred Stocks	Escrows	Total
Net Transfers in to Level 3	8,794,289	—	—	—	8,794,289
Net Transfers out of Level 3	—	—	—	—	—
Ending balance	$11,821,336	$13,847,716	$425,021	$198,112	$26,292,185
The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at April 30, 2018 was $(1,141,655).
*
Private Equity securities that were a common stock are now trading as escrow.

Acquiring Fund
The following is the aggregate value by input level, as of as of April 30, 2018:
Investments	Level 1(1)	Level 2(1)	Level 3(1)	Total
Common Stock
Argentina	$419,320	$—	$—	$419,320
Australia	—	1,505,953	—	1,505,953
Austria	—	346,050	—	346,050
Belgium	—	626,110	—	626,110
Brazil	2,188,915	—	—	2,188,915
Canada	6,428,247	—	—	6,428,247
China	1,674,226	3,472,288	4,887	5,146,514
Colombia	89,181	—	—	89,181
Denmark	—	293,319	—	293,319
Finland	—	59,438	—	59,438
France	—	6,050,516	—	6,050,516
Germany	—	2,400,503	—	2,400,503
Greece	—	271,441	—	271,441
Hong Kong	11,632	1,917,452	—	1,929,084
Hungary	—	189,394	—	189,394
India	375,571	609,620	—	985,191
Ireland	300,623	611,277	—	911,900
Italy	—	2,643,348	—	2,643,348
Japan	—	10,050,085	—	10,050,085
Luxembourg	332,394	—	—	332,394
Malaysia	—	1,036,955	—	1,036,955
Netherlands	233,334	1,312,512	—	1,545,846
Norway	—	425,416	—	425,416
Poland	—	217,040	—	217,040
Portugal	—	224,496	—	224,496
Russia	577,495	450,016	—	1,027,511
Singapore	—	1,081,277	—	1,081,277
South Africa	93,271	161,061	—	254,332
South Korea	122,469	1,540,240	959,221	2,621,930
Spain	193,908	1,320,547	—	1,514,455
Sweden	—	791,468	—	791,468
Switzerland	—	4,879,118	—	4,879,118
Taiwan	—	2,293,643	—	2,293,643
United Kingdom	359,360	7,814,561	—	8,173,921
Vietnam	—	33,685	—	33,685
Exchange-Traded Funds	1,437,626	—	—	1,437,626
Preferred Stocks	120,722	—	—	120,722
Short-Term Investments	3,221,317	—	—	3,221,317
Total Investments	$18,179,611	$54,628,829	$964,108	$73,772,548
See accompanying notes to pro forma financial statements.
20

(1)
For the year ended April 30, 2018, investments valued at $1,710,264 were transferred from Level 1 to Level 2 due to the application of a fair valuation factor; investments valued at $210,778 were transferred from Level 2 to Level 1 due to the discontinuation of a fair valuation factor and investments valued at $631,067 were transferred from Level 2 to Level 3 due to the unavailability of active market pricing.

	Common Stocks	Total
Beginning balance	$43	$43
Purchases	494,535	494,535
Sales	(183,622)	(183,622)
Total realized gain/(loss)	70,904	70,904
Net change in unrealized appreciation/depreciation	(48,819)	(48,819)
Transfers into Level 3	631,067	631,067
Ending balance	$964,108	$964,108
The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2018 was $(48,819).
Acquiring Fund Pro Forma
The following is the aggregate value by input level, as of April 30, 2018:
	Level 1	Level 2	Level 3	Pro Forma Adjustments Increase/ (Decrease)	Total
Investments
Common Stock
Argentina	$419,320	$—	$—	$6,078,971	$6,498,291
Australia	2,611,112	8,578,472	—	12,148,591	23,338,175
Austria	—	4,768,215	—	594,589	5,362,804
Belgium	—	626,110	—	9,076,910	9,703,020
Bermuda	4,148,278	—	—	(4,148,278)	0
Brazil	31,406,321	—	—	2,516,008	33,922,329
British Virgin Islands	1,489,157	—	692,081	(2,181,238)	0
Canada	45,867,901	—	—	53,752,691	99,620,592
Chile	—	1,337,941	—	(1,337,941)	0
China	34,625,276	10,229,286	63,537	34,914,455	79,832,554
Colombia	89,181	—	—	1,292,894	1,382,075
Denmark	2,474,312	293,319	—	1,777,376	4,545,007
Finland	—	59,438	—	861,689	921,127
France	7,232,360	41,644,904	—	44,889,500	93,766,764
Germany	7,319,985	17,069,088	—	12,812,377	37,201,450
Greece	—	3,259,615	—	946,978	4,206,593
Hong Kong	8,017,543	4,044,684	—	17,834,174	29,896,401
Hungary	—	189,394	—	2,745,716	2,935,110
India	1,315,603	12,597,240	—	1,355,051	15,267,894
Ireland	2,169,110	14,418,127	—	(2,445,685)	14,141,552
Isle of Man	—	1,551,508	—	(1,551,508)	0
Israel	2,786,795	—	—	(2,786,795)	0
Italy	—	17,158,631	—	23,806,156	40,964,787
Japan	15,986,444	54,148,828	—	85,613,905	155,749,177
Jersey	1,431,172	—	—	(1,431,172)	0
See accompanying notes to pro forma financial statements.
21

	Level 1	Level 2	Level 3	Pro Forma Adjustments Increase/ (Decrease)	Total
Luxembourg	10,289,654	—	—	(5,138,523)	5,151,131
Malaysia	2,183,405	1,036,955	—	12,849,800	16,070,160
Mexico	1,953,978	—	—	(1,953,978)	0
Netherlands	13,348,748	4,755,963	—	5,851,742	23,956,453
Norway	—	1,615,020	—	4,516,241	6,131,261
Poland	—	217,040	—	3,146,527	3,363,567
Portugal	—	224,496	—	3,254,580	3,479,076
Russia	6,616,937	450,016	—	8,856,735	15,923,688
Singapore	1,682,513	1,081,277	—	13,993,165	16,756,955
South Africa	93,271	161,061	—	3,687,122	3,941,454
South Korea	11,987,469	11,045,148	959,221	16,641,090	40,632,928
Spain	8,491,310	10,131,235	—	4,847,439	23,469,984
Sweden	—	5,033,857	303,360	7,231,803	12,569,020
Switzerland	26,949,900	9,267,468	—	39,358,041	75,575,409
Taiwan	11,355,242	2,293,643	—	21,896,458	35,545,343
United Kingdom	48,488,547	25,983,006	—	52,202,268	126,673,821
United States	352,040,799	136,770,670	10,767,245	(498,071,544)	1,507,170
Vietnam	—	33,685	—	488,339	522,024
Exchange-Traded Funds	11,985,097	—	—	10,294,273	22,279,370
Preferred Stocks	120,722	—	13,847,716	1,750,151	15,718,589
Convertible Preferred Stocks	—	—	425,021		425,021
Rights	—	—	—		0
Warrants	78,008	—	—	(78,008)	0
Escrows	—	—	198,112		198,112
Short-Term Investments	27,464,327	—	—	(2,759,135)	24,705,192
Foreign Currency Contracts(1)	—	178,345	—		178,345
Total	$704,519,797	$402,253,685	$27,256,293	$0	$1,134,029,775
(1)
Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

See accompanying notes to pro forma financial statements.
22

Pro Forma Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)
	Hartford Global Capital Appreciation Fund (Acquired Fund)	Hartford International Equity Fund (Acquiring Fund)	Pro Forma Adjustments	Pro Forma Acquiring Fund
Assets:
Investments in securities, at market value(1)	$1,060,078,882	$73,772,548	$—	$1,133,851,430
Cash	115,321	—	—	115,321
Foreign currency	267,475	95,149	—	362,624
Unrealized appreciation on foreign currency contracts	178,345	—	—	178,345
Receivables:
Investment securities sold	3,439,320	737,510	—	4,176,830
Fund shares sold	530,286	222,195	—	752,481
Dividends and interest	1,992,217	197,540	—	2,189,757
Securities lending income	17,621	860	—	18,481
Tax reclaims	818,091	58,789	—	876,880
Other assets	99,285	81,052	—	180,337
Total assets	1,067,536,843	75,165,643	—	1,142,702,486
Liabilities:
Obligation to return securities lending collateral	17,699,109	1,854,050	—	19,553,159
Payables:
Investment securities purchased	6,518,014	817,756	—	7,335,770
Fund shares redeemed	820,295	33,411	—	853,706
Investment management fees	682,754	27,002	—	709,756
Transfer agent fees	268,365	6,253	—	274,618
Accounting services fees	18,936	1,057	—	19,993
Board of Directors’ fees	4,007	61	—	4,068
Distribution fees	49,057	1,560	—	50,617
Distributions payable	55	—	—	55
Accrued expenses	164,615	45,538	—	210,153
Total liabilities	26,225,207	2,786,688	—	29,011,895
Total Net assets	$1,041,311,636	$72,378,955	$—	$1,113,690,591
Summary of Net Assets:
Capital stock and paid-in-capital	$933,863,385	$65,570,603	$—	$999,433,988
Undistributed (distributions in excess of) net investment income	$1,630,850	$252,134	$—	$1,882,984
Accumulated net realized gain (loss)	$58,513,672	$3,417,558	$—	$61,931,230
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	$47,303,729	$3,138,660	$—	$50,442,389
Net assets	$1,041,311,636	$72,378,955	$—	$1,113,690,591
Net Assets
Class A	$638,905,293	$20,153,227	$—	$659,058,520
Class T(2)	N/A	N/A	N/A	N/A
Class C	$179,322,906	$5,741,116	$—	$185,064,022
Class I	$118,731,024	$23,759,228	$—	$142,490,252
See accompanying notes to pro forma financial statements.
23

	Hartford Global Capital Appreciation Fund (Acquired Fund)	Hartford International Equity Fund (Acquiring Fund)	Pro Forma Adjustments	Pro Forma Acquiring Fund
Class R3	$22,952,905	$79,385	$—	$23,032,290
Class R4	$17,988,229	$790,168	$—	$18,778,397
Class R5	$369,544	$406,477	$—	$776,021
Class R6	N/A	$10,001	$—	$10,001
Class Y	$15,614,947	$18,647,658	$—	$34,262,605
Class F	$47,426,788	$2,791,695	$—	$50,218,483
Total Net assets	$1,041,311,636	$72,378,955	$—	$1,113,690,591
Share Outstanding
Class A	34,085,680	1,766,962	21,909,525	57,762,167
Class T(2)	N/A	N/A	N/A	N/A
Class C	10,460,619	508,930	5,436,802	16,406,351
Class I	6,144,530	2,064,952	4,170,937	12,380,419
Class R3	1,243,614	6,982	775,111	2,025,707
Class R4	945,645	69,208	629,506	1,644,359
Class R5	19,007	40,520	17,837	77,364
Class R6	N/A	871	—	871
Class Y	796,060	1,623,737	564,127	2,983,924
Class F	2,453,878	242,009	1,655,896	4,351,783
Net Asset Value per Share
Class A	$18.74	$11.41	$—	$11.41
Class T(2)	N/A	N/A	N/A	N/A
Class C	$17.14	$11.28	$—	$11.28
Class I	$19.32	$11.51	$—	$11.51
Class R3	$18.46	$11.37	$—	$11.37
Class R4	$19.02	$11.42	$—	$11.42
Class R5	$19.44	$10.03	$—	$10.03
Class R6	N/A	$11.48		$11.48
Class Y	$19.62	$11.48	$—	$11.48
Class F	$19.33	$11.54	$—	$11.54
Cost of investments	$1,012,774,550	$70,628,143		$1,083,402,693
Cost of foreign currency	$267,588	$95,389		$362,977
(1)
Includes Investment in securities on loan, at value: Acquired Fund ($17,008,528); Acquiring Fund ($1,766,388); and Acquiring Fund Pro Forma ($18,744,916).

(2)
Class T shares have not commenced operations as of the date of this Statement of Additional Information.

See accompanying notes to pro forma financial statements.
24

Pro Forma Statement of Operations Year Ended April 30, 2018 (Unaudited)
	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Acquiring Fund
Investment Income:
Dividends	$21,231,858	$1,359,261	$—	$22,591,119
Interest	169,004	16,217	—	185,221
Other income	1	1	—	2
Non-cash dividends	514,790	49,086	—	563,876
Securities lending	25,378	1,238	—	26,616
Less: Foreign tax withheld	(1,036,677)	(130,040)	—	(1,166,717)
Total Investment Income	20,904,354	1,295,763		22,200,117
Expenses:
Investment management fees	8,468,489	302,294	(3,659,175)(1)	5,111,608
Custodian fees	107,034	44,107	—	151,141
Audit fees	49,164	62,825	(49,164)(2)	62,825
Accounting services fees	235,323	9,371	(44,230)(3)	200,464
Shareholder reporting fees				—
Board of Directors’ fees	30,003	1,158	—	31,161
Registration and filing fees	149,445	118,674	(149,445)(2)	118,674
Transfer agent fees
Class A	1,090,091	28,407		1,118,498
Class B*	4,433	24		4,457
Class C	240,831	7,465		248,296
Class I	121,601	18,048		139,649
Class R3	4,378	130		4,508
Class R4	1,507	215		1,722
Class R5	144	63	(52)(4)	155
Class Y	6,640	582		7,222
Class F	8	5		13
Administrative services fees
Class R3	48,819	181	—	49,000
Class R4	28,771	991	—	29,762
Class R5	455	401	—	856
Distribution fees
Class A	1,651,602	39,821	—	1,691,423
Class B*	4,681	205	—	4,886
Class C	1,955,290	44,752	—	2,000,042
Class R3	122,050	453	—	122,503
Class R4	47,951	1,652	—	49,603
Other expenses	157,786	19,315	(28,117)(2)	148,984
Total expenses (before waivers and fees paid indirectly)	14,526,496	701,139	(3,930,184)	11,297,451
Expenses waived:
Expense waivers	(242,391)	(212,507)	454,898	—
Transfer agent fee waivers	(3,013)	1	3,012	—
Distribution fee reimbursements	(29,607)	(749)	—	(30,356)
Commission recapture	(16,390)	(81)	—	(16,471)
See accompanying notes to pro forma financial statements.
25

	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Acquiring Fund
Total expenses, net	14,235,095	487,803	(3,472,222)	11,250,676
Net Investment Income (Loss)	6,669,259	807,960	3,472,222	10,949,441
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on:
Net realized gain (loss) on investments	128,106,732	5,774,021	—	133,880,753
Less: Foreign taxes paid on realized capital gains	—	(6,661)	—	(6,661)
Net realized gain (loss) on foreign currency contracts	(851,778)	(4,183)	—	(855,961)
Net realized gain (loss) on other foreign currency transactions	(323,646)	(43,490)	—	(367,136)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	126,931,308	5,719,687	—	132,650,995
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(32,648,754)	(84,417)	—	(32,733,171)
Net unrealized appreciation (depreciation) of foreign currency contracts	722,372	4,174	—	726,546
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(149,217)	(5,772)	—	(154,989)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(32,075,599)	(86,015)	—	(32,161,614)
Net Increase (Decrease) in Net Assets Resulting from Operations	$101,524,968	$6,441,632	$3,472,222	$111,438,822
*
Any remaining Class B shares converted to Class A shares on September 19, 2017.

(1)
Pro Forma investment management fees reflect the application of the Acquiring Fund’s management fee schedule, which is lower than that of the Acquired Fund.

(2)
Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.

(3)
These fees are asset based. As a result of the Reorganization, it is anticipated that the addition of the Acquired Fund assets to the Acquiring Fund will not result in the Combined Fund Pro Forma expense exceeding the next breakpoint, if any.

(4)
Transfer agency fees have been restated to reflect current fees.

See accompanying notes to pro forma financial statements.
26

Notes to Pro Forma Financial Statements (Unaudited)
(1)   General.   The accompanying unaudited pro forma financial statements give effect to the reorganization of the Hartford Global Capital Appreciation Fund (the “Acquired Fund”), a series of The Hartford Mutual Funds, Inc. (the “Company”) into the Hartford International Equity Fund (the “Acquiring Fund”), a separate series of the Company (the “Reorganization”), pursuant to the terms of an Agreement and Plan of Reorganization (“Plan”). The Company is an open-end registered management investment company. Each Fund has registered for sale Class A, Class T, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F shares. As of April 30, 2018, Class T shares have not commenced operations. The Acquiring Fund has also registered for sale Class R6 shares. The pro forma financial information set forth in the preceding statements and the corresponding notes is as of and for the unaudited twelve-month period ended April 30, 2018 and is intended to present the data as if the Reorganization had occurred as of April 30, 2018 and at the beginning, or May 1, 2017, of the unaudited twelve-month period, as applicable. The pro forma financial information provided herein should be read in conjunction with the Funds’ annual and semi-annual reports, which are incorporated by reference to this Statement of Additional Information. All pro forma estimates are approximate, based on factors that could change, and subject to potential revision.
(2)   Basis of the Combination.    The Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. Accordingly, pursuant to this treatment, neither the Acquired Fund nor its shareholders, nor the Acquiring Fund nor its shareholders, are expected to recognize any gain or loss as a result of the Reorganization, excluding any net capital gains that are expected to arise from the sale of investment securities related to portfolio realignment. For financial reporting purposes, the historical cost basis of the investments received from the Acquired Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.
The Plan provides for: (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund on the valuation date for the Reorganization; (b) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (c) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.
The Acquiring Fund will be the accounting survivor. The Combined Fund will have the portfolio management team, portfolio composition, strategies, investment objectives, expense structure and policies/restrictions of the Acquiring Fund. No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization. As of October 31, 2017, neither Fund has any capital loss carryforwards.
Hartford Funds Management Company, LLC (“HFMC”), the investment manager to both Funds, or its affiliates, will bear all costs associated with the Reorganization, other than brokerage-related expenses, including stamp taxes and other similar transaction costs, which will be borne by the respective Fund, as applicable. The costs to be paid by HFMC or its affiliates in connection with the Reorganization are estimated to be approximately $266,048. The Reorganization does not require shareholder approval and is anticipated to occur on or about October 29, 2018.
(3)   Investment Valuation.   For purposes of calculating the net asset value (“NAV”) of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where
27

events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Fixed income investments (other than short-term obligations and senior floating rate interests), non-exchange-traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.
Exchange-traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of options privately negotiated in the over-the-counter market (“OTC options”) and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date. Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.
GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are
28

summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•
Level 1 — Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange-traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•
Level 3 — Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors of the Company. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of the Company then must consider for ratification all of the fair value determinations made during the previous quarter.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
(4)   Capital Shares.   Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund receiving shares of the corresponding class of the Acquiring Fund equal to the value of their holdings in the Acquired Fund. The amount of additional shares assumed to be issued was calculated based on the April 30, 2018 net assets of the Acquired Fund and the net asset value per share of the Acquiring Fund as disclosed within the Pro Forma Statement of Assets and Liabilities as of April 30, 2018 (unaudited).
(5)   Use of Estimates.   The pro forma information has been derived from the books and records used in calculating daily net asset values of the Acquired Fund and the Acquiring Fund and has been prepared in accordance with GAAP for investment companies. The presentation of financial statement information requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.
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(6)   Portfolio Realignment.   Based on assets as of April 30, 2018, it is expected that a portion of the Acquired Fund’s portfolio assets (approximately 77%) will be sold prior to the consummation of the Reorganization. Taking into account unrealized short-term and long-term losses and that there are no capital loss carryforwards available to offset realized gains, it is currently estimated that the Acquired Fund will be required to distribute to its shareholders approximately $40,099,663 in long-term capital gains (approximately $0.7142 per share) as a result of the repositioning (based on assets as of April 30, 2018). It is also estimated that such portfolio repositioning will result in brokerage and other transaction costs, including stamp taxes, of approximately $897,066 or approximately 0.08% (8 basis points) of the Acquired Fund’s net asset value as of April 30, 2018. The preceding are estimates that may change at the time of the Reorganization based on market conditions and other factors.
(7)   Subsequent Events.   Effective October 1, 2018, Class C shares automatically convert to Class A shares of the same Fund after ten years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least ten years. Effective October 1, 2018, Class C shares held in an account directly through the Funds’ transfer agent for which no financial intermediary is specified or Hartford Funds Distributors, LLC is listed as the dealer of record will periodically be converted to Class A shares. Effective October 1, 2018, each Fund no longer accepts direct purchases of Class C shares by accounts for which no broker-dealer or other financial intermediary is specified. Any such direct purchase received by the Funds’ transfer agent for Class C shares for such accounts will automatically be invested in Class A shares.
Effective immediately before the opening of business on June 25, 2018, the Hartford Global Equity Income Fund (“Global Equity Income Fund”) was reorganized into the Acquiring Fund, pursuant to the terms of an agreement and plan of reorganization. Immediately before the opening of business on June 25, 2018, the consummation of the reorganization was accomplished by a tax-free exchange of shares of the Acquiring Fund in the following amounts:
Share Class	Net Assets of Global Equity Income Fund as of business on June 22, 2018	Shares of the Global Equity Income Fund as of the Valuation Date	Value of Shares Issued by Acquiring Fund	Shares Issued By the Acquiring Fund	Net Assets of the Acquiring Fund immediately after the Reorganization
Class A	$112,183,481	8,949,924	$112,183,481	10,200,909	$130,931,462
Class C	11,791,309	964,674	11,791,309	1,085,206	17,222,638
Class I	9,013,411	717,389	9,013,411	811,990	31,707,683
Class R3	142,307	11,359	142,307	12,983	220,019
Class R4	137,200	10,908	137,200	12,461	856,077
Class R5	252,935	20,142	252,935	26,134	650,707
Class R6	N/A	N/A	N/A	N/A	9,650
Class Y	5,270,818	424,857	5,270,818	475,671	25,054,016
Class F	20,819,824	1,659,416	20,819,824	1,870,352	23,629,466
Total	$159,611,285	12,758,669	$159,611,285	1,158,756	$230,281,718
Each shareholder of a share class of Global Equity Income Fund received shares of the same share class of the Acquiring Fund with the same class designation and at the respective Class NAV, as determined on the close of business on June 22, 2018. Some of the investments held by Global Equity Income Fund may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the International Equity Fund after the acquisition. The expenses associated with the reorganization other than brokerage-related expenses, including stamp taxes and other similar transaction costs were borne by Hartford Funds Management Company, LLC or its affiliates. As of the close of business on June 22, 2018, the Global Equity Income Fund had investments valued at $159,267,510 with a cost basis of  $158,607,354. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received by the Acquiring Fund from Global Equity Income Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Acquiring Fund immediately after the acquisition were $230,281,718, which included $660,156 of acquired unrealized appreciation.
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